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                                                                     EXHIBIT 2.1

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                               TRANSFER AGREEMENT

This AGREEMENT, made this 29 day of March 2004 (the "Effective Date") by and between GENENCOR INTERNATIONAL, INC, a Delaware corporation having an office and a place of business at 925 Page Mill Road, Palo Alto, California 94304-1013, U.S.A. (hereinafter referred to as "GCOR"), and INNOGENETICS N.V., a Belgian company having an office and place of business at Technologiepark 6, B-9052, Ghent, Belgium (hereinafter referred to as "INNX").

WHEREAS:

A. INNX and GCOR are companies that are, inter alia, engaged in the "research and development of products, including vaccines relating to hepatitis B and C viral infections and human papilloma virus infections, for therapeutic and/or prophylactic use in infectious diseases";

B. INNX and GCOR have, pursuant to the Mutual Confidentiality Agreement Effective May 2, 2002 (as thrice amended), exchanged with one another, certain information on their respective vaccine programs, with the purpose of exploring the possibilities of a potential business arrangement;

C. INNX and GCOR have signed that Term Sheet dated February 6, 2004 setting forth key terms for a proposed transaction wherein GCOR would transfer to INNX substantially all of the assets of GCOR business relating to vaccines for the prevention and/or treatment of hepatitis B and C viral infections and human papilloma virus infections, for prophylactic and therapeutic use in infectious diseases and they now desire to definitize said transaction through this Transfer Agreement and such related agreements as may be entered into on even date herewith; and

D. In this Agreement, "Party" means either INNX or GCOR, and "Parties" means both INNX and GCOR.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 "Affiliate" means, with respect to a given entity, any person, corporation, partnership or other entity, that controls, is controlled by, or is under common control with such entity, whereby the "control" in this section means the direct or indirect ownership of more than fifty percent (50%) of the issued voting securities of an entity, or the right to receive more than fifty percent (50%) of the profits or earnings of an entity or any other relationship which in fact results in actual control over the management, business and affairs of an entity.

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1.2     "Appropriate Notice" means a written notice pre-approved (as to form) by
        INNX, such notice to be sent to a third party for any necessary approval, consent or to provide notice of assignment of an Elected Contract.

1.3 "Approval" as related to an HBV Product or HBV Know-How Product means the granting of approval by the applicable [ *** ] regulatory authority for commercial sale of a HBV Product/Know-How Product and as related to an HPV or HCV Product or HPV or HCV Know-How Product means the granting of approval by the applicable [ *** ] regulatory authority for commercial sale of a HPV or HCV Product/Know-How Product.

1.4 "Biologically Active Material" means a gene(s) or a portion thereof, virus or protein that encodes, presents or represents one or more Virus antigen or a portion thereof that is incorporated into a Product or a Know-How Product.

1.5 "Combination Product" means a Product or Know-How Product which is either: (i) sold as part of a [ *** ] with at least [ *** ] other product; or (ii) sold as part of a [ *** ], and wherein either the Product/Know-How Product or the other product has been independently approved for marketing.

1.6 "Component" means a Biologically Active Material which is any of the following: [ *** ].

1.7 "Control(s)" and "Controlled" each mean the ability (whether by ownership, license or other right) of GCOR to transfer, grant or otherwise convey to INNX the rights as provided for in the various provisions of this Agreement without violating the terms of any agreement or other arrangement with any third party existing either on or before the Effective Date, provided always that a requirement on GCOR to obtain consent of a third party in respect of an agreement (whether for assignment, sublicensing or otherwise) shall not mean that GCOR does not Control the relevant rights.

1.8 "Copyright Rights" means, collectively, all right, title and interest in copyrights which are necessary for, or used in the practice of the Technology and/or the development, manufacture, use, importation, marketing or sale of Products/Know-How Products in the Field, and which GCOR owns as of the Effective Date or Controls, if any, as of the Effective Date.

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1.9     "DNA Vaccine" means either a circular or a linear double-stranded DNA containing a gene(s) (or portion(s) thereof) encoding at least one antigen (or portion(s) thereof) of a Virus and designed for the gene(s) (or portion(s) thereof) to be expressed subsequent to in vivo administration and induce an immune response directed against the relevant antigens.

1.10 "Elected Biological Materials" means, collectively, those GCOR Biological Materials for which INNX herein gives Notice to GCOR that INNX elects to have transferred, assigned and delivered to it pursuant to the provisions of Section 2.3 of this Agreement. The Elected Biological Materials are designated in Exhibit 2.3.1.

1.11 "Elected Contracts" means, collectively, those GCOR Contracts (other than the Non-Assignable Contracts) for which INNX herein gives Notice to GCOR that INNX elects to assume pursuant to the provisions of Section
        2.2 of this Agreement. The Elected Contracts are designated in Exhibit 2.2.1(a).

1.12 "Elected Patent Rights" means, collectively, those GCOR Patent Rights for which INNX herein gives Notice to GCOR that INNX elects to have transferred, assigned or otherwise conveyed (e.g., through assignment to INNX of the relevant Elected Contract) to it pursuant to the provisions of Section 2.5 of this Agreement. The Elected Patent Rights are set forth in Exhibit 2.5.1.1 (a), (b) and (c).

1.13 "Elected Rights" means, collectively, the Elected Biological Materials, the Elected Contracts, and the Elected Patent Rights.

1.14 "Field" means the treatment and/or prevention of diseases caused by and/or associated with hepatitis B virus ("HBV"), human papilloma virus ("HPV"), or hepatitis C virus ("HCV").

1.15 "Full Time Equivalents" or "(FTE's)" means a full time equivalent of research and development personnel including direct and indirect costs.

1.16 "GCOR Biological Materials" means, collectively, any biological materials which, as of the Effective Date GCOR owns or Controls and which are necessary for or used for the practice of the Technology and/or in the development, manufacture, use, importation, marketing or sale of the Product/Know-How Product in the Field. GCOR Biological Materials are listed on Exhibit 2.3.1.

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1.17    "GCOR Contracts" means, collectively, all those contracts and agreements
        (e.g., the license and research agreements and the Service Contracts) which, except as specified on Exhibit 2.2.1(a), are in full force and effect as of the Effective Date and to which GCOR is a party and are necessary for or used for the practice of the Technology and/or in the development, manufacture, use, importation, marketing or sale of Product/Know-How Product in the Field. The GCOR Contracts are listed on
        Exhibit 2.2.1(a).

1.18 "GCOR Exclusive Patent Rights", collectively, means all those patents, patent applications and patents issuing therefrom, as well as all foreign equivalents thereof, which, as of the Effective Date, GCOR solely and exclusively owns and/or Controls and which contain claims or could contain claims based on the disclosure in the specification, which claim(s) would, but for the transfer and grant of the rights hereunder, be infringed by the development, manufacture or exploitation of the products in the Field (or parts of the Field) , as well as all those patents and patent applications which may be filed after the Effective Date which claim priority of the foregoing patents/patent applications. In addition, the GCOR Exclusive Patent Rights shall include those patent applications which are filed after the Effective Date, as well as all patents issuing therefrom and patents applications/patents claiming priority thereof which are filed after the Effective Date, which GCOR solely and exclusively owns or Controls and which: (i) claim inventions or discoveries conceived and/or reduced to practice before the Effective Date or within [ *** ] following the Effective Date; and (ii) which are useful in the development, manufacture, use, sale or importation of a Product. The GCOR Exclusive Patent Rights existing as of the Effective Date are listed on Exhibit 2.5.1.1(a).

1.19 "GCOR Joint Patent Rights" means, collectively, all those patents, patent applications and patents issuing therefrom, as well as all foreign equivalents thereof, which, as of the Effective Date, GCOR jointly owns with a third party, which contain claims or could contain claims based on the disclosure in the specification, which claim(s) would, but for the transfer and grant of the rights hereunder, be infringed by the development, manufacture or exploitation of the products in the Field (or parts of the Field), as well as all those patents and patent applications which may be filed after the Effective Date which claim priority of the foregoing patents/patent applications. In addition, the GCOR Joint Patent Rights shall include those patent applications which are filed after the Effective Date, as well as all patents issuing therefrom and patent applications/patents claiming priority thereof which are filed after the Effective Date, which GCOR jointly owns with a third party and which: (i) claim inventions or discoveries conceived and/or reduced to practice before the Effective Date or within [ *** ] following the Effective

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        Date; and (ii) which are useful in the development, manufacture, use, sale or importation of a Product. The GCOR Joint Patent Rights as of the Effective Date are listed on Exhibit 2.5.1.1(b).

1.20 "GCOR Licensed Patent Rights" means, collectively, all those patents, patent applications and patents issuing therefrom, as well as all foreign equivalents thereof, which, as of the Effective Date, are licensed (or sublicensed as the case may be) to GCOR for exploitation in all or part of the Field (as controlled by the relevant Elected Contract), and which GCOR has the right to assign its licensed rights therein including to the extent permissible under the terms of the relevant Elected Contract, all those patents and patent applications which may be filed after the Effective Date. The GCOR Licensed Patent Rights are listed on Exhibit 2.5.1.1(c).

1.21 "GCOR Patent Rights" means collectively the GCOR Licensed Patent Rights, the GCOR Exclusive Patent Rights, the GCOR Joint Patent Rights.

1.22 "GCOR Product Rights" means, collectively, the regulatory files that, as of the Effective Date, GCOR owns or Controls or has cross-referenced in the HBV IND. The GCOR Product Rights are listed on Exhibit 2.4.1.

1.23 "HBV IND" means the GCOR sponsored Investigational New Drug application filed by the US FDA on December 29, 2003, file number 11,472.

1.24 "HBV Proof-of-Concept Trial" means the first clinical study in which HBV infected patients are treated with an HBV Product or Know-How Product in a study designed to test efficacy of the Product or Know-How Product (Phase I/Phase II if such trial is conducted or Phase II if a Phase I/Phase II trial is not conducted).

1.25 "HPV or HCV Proof-of Concept Trial" means the first clinical study in which HPV or HCV infected patients are treated with an HPV or HCV Product or Know-How Product in a study designed to test efficacy of the Product or Know-How Product (Phase I/Phase II if such trial is conducted or Phase II if a Phase I/Phase II trial is not conducted).

1.26 "Initiation" means the [ *** ] of the [ *** ] to the [ *** ] or [ *** ] in the relevant [ *** ] and "Initiate" will mean the action of Initiation.

1.27 "Insignificant Market" means any country with an insignificant market potential (e.g., Tonga).

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1.28    "Intellectual Property Rights" means, collectively: (a) GCOR Patents
        Rights ; (b) Know-How Rights; (c) Trademarks Rights; and (d) Copyright Rights.

1.29 "Know-How Product" shall mean any product in the Field which is not a Product and which is made or developed using the (i) Technology as defined in Section 1.52 (b), or (ii) Technology as defined in Section
        1.52 (a) or (c) which is Secret. For the purpose of this Section, "Secret" shall mean information which at the date of [ *** ] of the Know How Product is (i) [ *** ] or (ii) [ *** ].

1.30 "Know-How Rights" means, collectively, all right, title and interest in any information or know-how, whether or not it is confidential or proprietary which are necessary for, or used in the practice of the Technology and/or the development, manufacture, use, importation, marketing or sale of Products/Know-How Products in the Field, and which GCOR owns or Controls as of the Effective Date. Know-How Rights include but are not limited to Licensed Know-How Rights. GCOR Know-How Rights are listed in Exhibit 2.5.2.1.

1.31 "Licensed Know-How Rights" means, collectively, the Know-How Rights that are licensed to GCOR under the Elected Contracts.

1.32    "Milestone Payments" shall have that meaning attributed thereto in
        Section 3.3 of this Agreement.

1.33 "Milestone Triggering Events" shall have that meaning attributed thereto in Section 3.3 of this Agreement.

1.34 "Multivalent Vaccine" means a prophylactic vaccine aimed at the prevention of diseases associated with different pathogens containing [ *** ] in association with [ *** ] and [ *** ] or [ *** ] as a
        [ *** ]. For the avoidance of doubt, different strains of the same Virus do not constitute different pathogens.

1.35 "MVA" shall mean a modified vaccinia ankara vector containing a gene(s) (or portion(s) thereof) encoding at least one antigen (or portion(s) thereof) of a Virus and designed for the gene(s) (or portion(s) thereof) to be expressed subsequent to in vivo administration and induce an immune response directed against the relevant antigens.

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1.36    "Net Sales" means the gross amounts received by INNX, it Affiliates and its sub-licensees in consideration of the sale or other disposition of Product or Know-How Product (as applicable) in an arms length transaction with a third party, less:

                (i)     [ *** ] to non-affiliated third parties;

                (ii) [ *** ], [ ***] and [ *** ] discounts and other [ *** ] rebates [ *** ]; and

                (iii) amounts of actual product returns, recalls, allowances and credits, if any; and

                (iv) prepaid taxes and transportation costs, including insurance; and

                (v) any tariffs, duties and/or sales or excise taxes, value-added taxes, tariffs, duties directly imposed or other governmental charges (other than income taxes) imposed and actually paid in connection with the production, importation, sale, delivery or use of the Product including, without limitation, payments required by law to be made to any governmental authorities pursuant to any product liability or personal injury compensation schemes, in each case to the extent that the same is not capable of being recovered or reimbursed; and

                (vi) [ *** ] costs for [ *** ], such as [ *** ] or similar devices for a Product/Know-How Product, excluding
                        [ *** ] costs [ *** ].

                Only sales of Products or Know-How Products to persons and entities other than INNX and/or its Affiliates and/or sub-licensees are to be included within the Net Sales. To this end, it is to be understood that sales of Product or Know-How Products between Affiliates, Affiliates and sub-licensees, Affiliates and INNX and/or sub-licensees and INNX are not to be included within the Net Sales.

                Distribution of Product/Know-How Product for, or use of Product/Know-How Product in, [ *** ] or [ *** ] shall not give rise to any deemed sale under this definition. In addition, distribution or sale [ *** ] of Product/Know-How Product for, or use of Product/Know-How Product in, [ *** ] or [ *** ] or other [ *** ] with essentially the same objective as such [ *** ], or as [ *** ], in each

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                case in quantities that are consistent with industry practice in the relevant country shall not be deemed a sale under this definition.

                In the event the Product/Know-How Product is sold as part of a Combination Product, Net Sales for purposes of determining the applicable royalty for such Product/Know-How Product shall be determined by [ *** ]. In the event that such [ *** ] cannot be determined for both the Product/Know-How Product and the other component(s) of the Combination Product in combination, Net Sales of the Combination Product shall be [ *** ].

1.37 "Non-Assignable GCOR Exclusive Patent Rights" shall have the meaning set out in Section 2.5.1.1.

1.38 "Non-Elected Rights" means, collectively, those GCOR Patent Rights, GCOR Biological Materials and GCOR Contracts which INNX does not elect to assume pursuant to the provisions of Section 2.2 of this Agreement.

1.39 "Non-Polyepitope Other" means a [ *** ]. By way of example, but without limitation, Non-Polyepitope Other includes full natural or recombinant antigen, truncated or modified recombinant antigen(s), full genes constructs, truncated or natural gene constructs.

1.40 "Notice" shall mean any notice given by one Party to the other Party under the provisions of Section 13.8 of this Agreement.

1.41 "Opposition" means the opposition filed by [ *** ] in the [ *** ] on or about [ *** ] opposing the grant of [ *** ] owned or controlled by [ *** ].

1.42 "Party" and "Parties" shall have that definition first given in Recital D above.

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1.43    "Phase III" means a trial of a Product or Know-How Product in sufficient numbers of patients to establish the safety and efficacy of a Product or Know-How Product for the desired claims and indications to provide adequate basis for Product or Know-How Product labeling, as more specifically defined by the rules and regulations of the U.S. FDA and/or the EMEA, as applicable.

1.44 "Polyepitope" means (i) in the case of HBV, [ *** ], (ii) in the case of HPV, [ *** ] to be incorporated in a Product/Know-How Product for the first clinical trial, to the extent that this [ *** ] (iii) in case of HCV, the polyepitope cassette of the [ *** ] to be incorporated in a Product/Know-How Product in a clinical trial, all of the aforementioned cassettes delivered in a format which is either a [ *** ].

1.45 "Polyepitope Other" a means a Component of a Product/Know-How Product, which Component incorporates either: (i) a [ *** ], other than [ *** ] or (ii) any polyepitope [ *** ] but delivered in a format that is [ *** ].

1.46 "Product" means any product used in the Field, the manufacture, use, importation, sale or marketing of which, would infringe one or more Valid Claim of the Transferred Patents Rights specified in Exhibit 1.46.

1.47 "Regulatory Files" means, collectively, GCOR Product Rights and Study Data Packages, which, as of the Effective Date, GCOR owns or Controls that are necessary for or used in the development, manufacture, use or sale of Product or Know-How Product in the Field, or which have been cross-referenced by GCOR in the HBV IND.

1.48 "Royalty Term" means for a Product, the period which commences as of the Effective Date of this Agreement and continues on a [ *** ] and [ *** ] basis until the [ *** ] Transferred Patent Right specified on Exhibit 1.46, which contains a Valid Claim which the relevant Product would infringe in the relevant [ *** ]; and for a Know-How Product means, on a [ *** ] basis and [ *** ] basis, the shorter of (i) [ *** ] from the date of [ *** ] of such Know-How Product in that [ *** ] or (ii)
        [ *** ] from the date of [ *** ] of such Product/Know-How Product if the Know-How.

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        Product was a Product at any time prior to being a Know-How Product in that [ *** ].

1.49 "Service Contracts" means the agreements designated as such on Exhibit 2.2.1(a).

1.50 "Study Data Packages" means, collectively, all those right, title and interest which GCOR owns or Controls and/or has the right to use as of the Effective Date in those pre-clinical and clinical studies and trial reports, documents relating thereto (such as submissions to ethical committees, informed consents etc.) and GCOR laboratory note books and which concern or are necessary for, or used in the development, manufacture, use or sale of the Product and/or Know How Product in the Field.

1.51 "Successful Completion" means the earlier date on which INNX or its Affiliate or sublicensee either makes a public announcement or provides GCOR with Notice that the relevant Product or Know-How Product will move into the next clinical phase of development (without repeating the then current phase in an amended or modified form), provided however, that in the event INNX decides to move the relevant Product into the next phase, such announcement or Notice will occur no later than [ *** ] after INNX's receipt of the final report in the relevant clinical phase/study of such relevant Product after timely completion of the statistical analysis report on "clean data" ("clean data" meaning all case report forms have been reviewed and cleaned up and all outstanding queries have been resolved and the database has been locked).

        If, upon receipt of such final report, INNX needs an additional period of time to decide whether or not to move the relevant Product or Know-How Product into next clinical phase, INNX will inform GCOR in writing thereof and specify the additional period (not to exceed [ *** ] without GCOR's prior written approval) it needs. In this event, Successful Completion will mean the date of the public announcement or Notice that INNX decides to enter the next phase of development (without repeating the then current phase in an amended or modified form) after such extended period with the relevant Product or Know-How Product.

1.52 "Technology" means, the following: (a) [ *** ] in the [ *** ]; or (b) the [ *** ] and [ *** ] identified with specificity referencing this section in Exhibit 2.3.1; or (c) [ *** ].

1.53    "Term" shall have the meaning set forth in Section 10.1 hereof.

1.54 "Tier 1 Transferred Rights" means, collectively, all those Transferred Rights designated as Tier 1 Transferred Rights in the various Exhibits (Exhibits 2.2.1(a) (GCOR Contracts), 2.3.1 (GCOR Biological Material),
        2.4.1 (GCOR Product

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        Rights), 2.5.1.1(a) (GCOR Exclusive Patent Rights and (b) (GCOR Joint
        Patent Rights and (c) (GCOR Licensed Patent Rights), 2.5.2.1 (Know-How Rights) and 2.6(1) (Study Data Packages)).

1.55 "Trademark Rights" means any trademarks which, as of the Effective Date, GCOR owns and are necessary for, or used in the marketing, importation, use or sale of the Products/Know-How Products in the Field.

1.56 "Transferred Biological Materials" means, collectively, all those Elected Biological Materials that GCOR transfers to INNX, pursuant to the provisions of Section 2.3 of this Agreement. Upon delivery as defined in Section 2.3.4 the Transferred Biological Materials will be set forth in Exhibit 2.3.1, as amended from time to time during the Term until all Elected Biological Materials are transferred.

1.57 "Transferred Contracts" means, collectively, all those Elected Contracts that GCOR transfers to INNX pursuant to the provisions of Section 2.2 of this Agreement. The Transferred Contracts will be set forth in Exhibit 2.2.1(a), as will be amended from time to time during the Term until all of the Elected Contracts have been transferred consistent with Section 2.2.

1.58 "Transferred Intellectual Property Rights" means, collectively the: (a) Transferred Patents Rights; (b) Know-How Rights; (c) Trademarks Rights; and (d) Copyright Rights.

1.59 "Transferred Patent Rights" means, collectively, all those Elected Patent Rights which GCOR transfers to INNX pursuant to the provisions of
        Section 2.5 of this Agreement. The Transferred Patent Rights will be set forth in Exhibit 2.5.1.1, as amended from time to time during the Term until all of the Elected Patent Rights have been transferred consistent with Section 2.5.

1.60 "Transferred Product Rights" means, collectively, all those GCOR Product Rights that GCOR transfers to INNX pursuant to the provisions of Section
        2.4 of this Agreement. The Transferred Product Rights will be set forth in Exhibit 2.4.1, as amended from time to time during the Term until all of the GCOR Product Rights have been transferred consistent with Section 2.4.

1.61    "Transferred Rights" means collectively the following

        A. the Transferred Contracts;

        B. the Transferred Intellectual Property Rights;

        C. the Transferred Product Rights;

        D. the Study Data Packages; and

        E. the Transferred Biological Materials.

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1.62    "Transition Period" means the period of time commencing on the Effective
        Date and continuing for [ *** ] from the Effective Date.

1.63 "Type 1 Product" shall mean a Product/Know-How Product consisting of [ *** ]. For the avoidance of doubt, said Component(s) can be the [ *** ] and may be administered in any order, and a Type 1 Product may contain additional constituents (e.g., [ *** ]) that are not Biologically Active Material.

1.64 "Type 2 Product" shall mean a Product/Know-How Product consisting of [ *** ]. For the avoidance of doubt, said Components may be administered in any order, and a Type 2 Product may contain additional constituents (e.g., [ *** ]) that are not Biologically Active Material.

1.65 "Type 3 Product" shall mean a Product/Know-How Product consisting of [ *** ]. For the avoidance of doubt, said Component(s) can be the [ *** ] and may be administered in any order, and a Type 3 Product may contain additional constituents (e.g., [ *** ]) that are not Biologically Active Material.

1.66 "Type 4 Product" shall mean a Product/Know-How Product consisting [ *** ]. For the avoidance of doubt, said Components may be administered in any order, and a Type 4 Product may contain additional constituents (e.g., [ *** ]) that are not Biologically Active Material.

1.67 "Type 5 Product" shall mean a Product that is not a Type 1, Type 2, Type 3 or Type 4 Product.

1.68 "Valid Claim" shall mean any claim of an unexpired patent within the Transferred GCOR Patent Rights that are listed in Exhibit 1.46 and which either: (a) has itself not been held invalid or otherwise unenforceable by a court from which no appeal has or can be taken; or (b) has itself not otherwise finally been held unpatentable by an appropriate administrative agency (including but not limited to national patent offices).

1.69 "Virus" shall mean Hepatitis B Virus ("HBV"), Hepatitis C Virus ("HCV"), and/or Human Papilloma Virus ("HPV").

                                   ARTICLE II
                               TRANSFER OF RIGHTS

2.1 Transfer. Upon the Effective Date, and except as otherwise explicitly provided for in Sections 2.2 to 2.6, below, GCOR hereby transfers, assigns or otherwise conveys to INNX all of GCOR's right, title and interest in and to the Elected Rights, the GCOR Product Rights, the Know How Rights, the Trademark Rights, the Copyright Rights and the Study Data Packages, within [ *** ] of the Effective Date, GCOR shall provide those instruments perfecting such transfer,

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        assignment or conveyance. In the event that an Elected Right cannot legally be assigned, then, upon INNX election, GCOR will either license, sublicense, or otherwise obtain for INNX access to the non-assignable rights, in a manner consistent with GCOR's rights in and to such Elected Right, so as to put INNX in the same position as it would have been had the contract been assigned. GCOR shall thereafter further perform those acts set forth in Sections 2.2-2.6 below relative to the Elected Rights, the GCOR Product Rights, the Know-How Rights, the Trademark Rights, the Copyright Rights and the Study Data Packages

        During the Term, GCOR shall take any additional actions and execute any additional documents, at GCOR's expense, as may be reasonably requested by INNX to fully vest in INNX all right, title and interest in and to and/or transfer the rights to INNX in all Transferred Rights to the extent contemplated by this Agreement and GCOR will be responsible and will bear all costs associated with the transfer and delivery of the Elected Rights, the GCOR Product Rights, the Know-How Rights, the Trademark Rights, the Copyright Rights and the Study Data Packages

2.2     Contracts.

        2.2.1 Exhibit 2.2.1 (a) lists the GCOR Contracts and Exhibit 2.2.1 (b) lists all GCOR contracts relating to the Field including those which have expired or terminated as of the Effective Date.

        2.2.2 On Exhibit 2.2.1(a) INNX has indicated those GCOR Contracts which INNX has elected to assume through assignment or as provided in Section 2.2.5 hereof (the "Elected Contracts") and those Elected Contracts that form part of the Tier 1 Transferred Rights.

        2.2.3 Except as provided in Section 2.2.5: (a) promptly upon the Effective Date, GCOR will send Appropriate Notice to any third party who is a party to the Elected Contract in order to obtain necessary approval, consent or to provide notice, as required under such Elected Contracts; (b) within [ *** ] of the Effective Date, GCOR shall transfer and assign to INNX all of the Elected Contracts which form part of the Tier 1 Transferred Rights and will obtain any third party consents required therefore; and (c) within [ *** ] of the Effective Date, all remaining Elected Contracts shall be transferred by GCOR and GCOR shall obtain any third party consents required therefor. Once transferred/assigned to INNX, such Elected Contracts shall become Transferred Contracts and GCOR shall amend Exhibit 2.2.1(a) to indicate therein such Transferred Contracts and provide INNX with such updated Exhibit 2.2.1(a) periodically, and at least [ *** ] and on the [ *** ] day after the Effective Date.

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                Until such time as GCOR has transferred all Elected Contracts or the Parties have mutually agreed that an Elected Contract will not be transferred, GCOR will provide to INNX a copy of all notices or requests for consent or approval sent to a party to the Elected Contracts and keep INNX closely informed about the status thereof, including by providing INNX forthwith with copies of correspondence exchanged with such third party relating to the transfer/assignment of the Elected Contracts.

        2.2.4 Underlying Rights Certain of the Elected Contracts grant GCOR licenses (or sublicenses as the case may be) in and to GCOR Licensed Patent Rights, and in some instances Licensed Know How Rights and the rights in GCOR Biological Material. Accordingly, the transfer and assignment to INNX of the Elected Contracts shall include the transfer of the underlying license or sublicense in and to the GCOR Licensed Patent Rights and/or Licensed Know-How Rights and/or the rights in GCOR Biological Material. Upon request by INNX, GCOR will provide any patent files in its possession relating to the GCOR Licensed Patent Rights.

        2.2.5 Service Contracts. Exhibit 2.2.1(a) lists: those Service Contracts that will not be assigned to INNX (the "Non-Assignable Service Contracts"), the "IND Related Service Contracts", those Service Contracts which INNX shall have GCOR continue to contract with the third party service provider for the relevant services to the benefit of INNX and at INNX's expense, and the agreed period of time as set forth in Sections 11.2 and those Service Contracts which shall be assigned to INNX, as well as those which form part of the Tier 1 Transferred Rights.

                The Non-Assignable Service Contracts between GCOR on the one hand and [ *** ], respectively, on the other hand, shall be handled pursuant to

                Section 11.2 and such Service Contracts shall not be transferred to INNX.

                The transfer process of the assignable IND Related Service Contracts, i.e. the Service Contracts with respectively [ *** ] (the "Assignable IND Related Service Contracts"), will be as follows. , GCOR will send Appropriate Notice for such Assignable IND Related Service Contracts promptly upon the date of the effective transfer of the HBV IND. The date of the effective transfer of the HBV IND will be the date of receipt by INNX of an FDA acknowledgment letter or the date jointly agreed in writing between the Parties ("Effective Transfer of IND"). Within [ *** ] of the Effective Transfer of IND, GCOR shall transfer and assign to INNX all of the

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                Assignable IND Related Service Contracts which form part of the
                Tier 1 Transferred Rights and will obtain any third party consents required therefore; and within [ *** ] of the Effective Transfer of IND, all remaining Assignable IND Related Service Contracts, if any, shall be transferred by GCOR and GCOR shall obtain any third party consents required therefor. Once transferred/assigned to INNX, such Assignable IND Related Service Contracts shall become Transferred Contracts and GCOR shall amend Exhibit 2.2.1(a) to indicate therein such Transferred Contracts and provide INNX with such updated Exhibit 2.2.1(a) periodically, and at least [ *** ] and on the [ *** ] day after the Effective Transfer of IND.

                Until such time as GCOR has transferred all Assignable IND Related Service Contracts or the Parties have mutually agreed that Assignable IND Related Service Contracts will not be transferred, GCOR will provide to INNX a copy of all notices or requests for consent or approval sent to a party to the Elected Contracts and keep INNX closely informed about the status thereof, including by providing INNX forthwith with copies of correspondence exchanged with such third party relating to the transfer/assignment of the Assignable IND Related Service Contracts .

                The transfer process of the remaining Service Contracts (those Service Contracts which are not Non-Assignable Service Contracts nor Assignable IND Related Service Contracts), [ *** ] shall be handled in accordance with the provisions of Section 2.2.3.

        2.2.6 Costs Associated with Transferred Contracts. Except as recorded below in Section 2.2.7, GCOR shall be responsible for all costs and expenses associated with the Elected Contracts arising prior to the Effective Date and all damages and liabilities arising from GCOR's acts, omissions, performance or non-performance of the Elected Contracts prior to the Effective Date. INNX assumes all costs and expenses associated with the Elected Contracts arising after the Effective Date, subject to the effective transfer of the relevant Elected Contracts within the dates mentioned under Sections 2.2.3 and 2.2.5 as applicable, and all damages and liabilities arising from INNX's acts, omissions, performance or non-performance of each Elected Contracts from the date it becomes a Transferred Contract. In addition, GCOR shall be responsible for all damages and liabilities arising from GCOR's acts, omissions, performance or non-performance of the Elected Contracts between the Effective Date and the date upon which it becomes a Transferred Contract.

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        2.2.7   The Parties expressly agree as follows: (w) regardless of the
                Effective Date of this Agreement, effective as of [ *** ], INNX will assume responsibility for payment of all costs and expenses (as estimated on Exhibit 2.2.7(w)) associated with [ *** ]; (x) in the event the [ *** ] is paid to [ *** ] based on the [ *** ], then the Parties agree to [ *** ] such milestone payment to [ *** ]; (y) as of February 12, 2004, INNX shall be responsible for all costs arising from the undertakings listed on Exhibit 2.2.7(y); and (z) in the event the [ *** ] Phase I milestone payment identified in the License Agreement between Genencor and [ *** ] dated [ *** ] as amended, is paid to [ *** ], then the Parties agree to [ *** ] such milestone payment to [ *** ]. Prior to the contracts mentioned in this Section 2.2.7 above, becoming Transferred Contracts, GCOR will make all necessary payments to the third party thereunder for the costs associated therewith and will invoice INNX for the reimbursable portion thereof.

        2.2.8 Non-Elected GCOR Contracts. With respect to any GCOR Contracts which are still in full force and effect, which INNX has not elected to have transferred to it, and without prejudice to the other provisions of this Agreement, GCOR will be allowed to continue to perform such GCOR Contracts at GCOR's cost, and as GCOR sees fit and INNX shall have no right or obligation or liability with respect to such non-elected GCOR Contracts.

        2.2.9 Failure to Transfer. In the event GCOR fails to transfer to INNX any Elected Contracts as specified in Section 2.2.3 and 2.2.5, then INNX shall have the rights as provided under respectively
                Section 10.2.1 or Section 10.3 of this Agreement, as applicable. GCOR will have failed to transfer the Elected Contracts to INNX in the event that either (i) GCOR will have failed to send an Appropriate Notice of assignment to the third party to the respective agreement or (ii) the third party to the agreement disputes [ *** ] the assignment.

        2.2.9 GCOR has entered into the [ *** ] Agreement listed on Exhibit 2.2.1(a). INNX desires to obtain an additional right from [ *** ] to terminate this [ *** ] Agreement at will. Accordingly, INNX shall diligently negotiate with BN to amend the Service Agreement to allow for such termination. In the event INNX is unsuccessful, after diligent negotiations, to obtain this right and INNX subsequently desires to terminate for any reason other than material breach by [ *** ], and is unable to do so, then GCOR is liable for up to [ *** ] of expenses incurred by INNX thereby. Said [ *** ] liability, if applicable, shall be credited against the first milestone payment due and payable to GCOR under Section 3.3.

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        2.2.11  GCOR hereby represents covenants and warrants that it will not work, use, exercise or further convey any of the Transferred Contracts.

        2.2.12 With respect to any Elected Contracts, GCOR agrees that until such time as an Elected Contract becomes a Transferred Contract:
                (i) it will not take any action with respect to or amend such Elected Contract without INNX's prior written consent; (ii) it will not take any action or fail to take any action that would cause a breach or material default under any such Elected Contract; (iii) it will use its best efforts to cause any such Elected Contract to remain in full force and effect; and (iv) it will promptly provide copies to INNX of all notices received by any other party to such Elected Contract.

2.3     Biological Material.

        2.3.1   Exhibit 2.3.1 lists the GCOR Biological Materials.

        2.3.2 On Exhibit 2.3.1 INNX has indicated those GCOR Biological Materials which INNX has elected to have transferred to INNX (the

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                "Elected Biological Materials") and those Elected Biological
                Materials that form part of the Tier 1 Transferred Rights.

        2.3.3 Ownership. Upon the Effective Date, except with respect to GCOR Biological Materials which were originated at [ *** ] and as listed on Exhibit 2.3.1, GCOR shall transfer ownership to INNX of all of the Elected Biological Materials and all of GCOR's right, title and interest therein. With respect to the GCOR Biological Materials which were originated at [ *** ] and as listed on Exhibit 2.3.1, GCOR shall deliver such materials to the location of delivery designated on the Exhibit 2.3.1.

        2.3.4 Delivery. (i) All Tier 1 Elected Biological Materials for which no export/import permit is required to ship the relevant materials to INNX (Belgium), shall be delivered to INNX within [ *** ] of the Effective Date. (ii) All remaining 2.3.4(i) Elected Biological Materials, if any, shall be delivered to INNX within [ *** ]. (iii) All Tier 1 Elected Biological Materials for which an export/import permit is required to ship the relevant materials to the relevant destination indicated by INNX on the
                Exhibit 2.3.1, shall be delivered to INNX within [ *** ] after the receipt by INNX of the import permit. Except for those Tier 1 Transferred Biological Materials that will be validated pursuant to Sections 2.3.6 and 2.3.7, Elected Biological Materials shall be deemed transferred to INNX upon an INNX representative signing for delivery of the respective Elected Biological Materials (at the GCOR location) on Exhibit 2.3.1. Nonetheless, it is agreed that [ *** ] of all Elected Biological Materials until delivery at INNX premises in Ghent, Technologiepark 6, 9052, (Belgium). [ *** ] With the assistance of GCOR, INNX shall obtain necessary importation documents within [ *** ] of the Effective Date. It is understood and agreed that certain of the Biological Material (as designated on Exhibit 2.3.1) are stored at third party locations. With respect to such materials, the Parties will agree on a case-by-case basis whether GCOR should request such third party to physically relocate the material to an INNX designated location or whether such materials will be maintained at such third party location without breaching GCOR's delivery obligations hereunder. Additionally, during the Transition Period and subject to
                Article XI hereof, GCOR will furnish INNX with such assistance and information as is reasonably requested by INNX to enable it to use the Transferred Biological Materials. With regard to certain Tier 1 Transferred Biological Materials that will be validated pursuant to Sections 2.3.6 and 2.3.7, GCOR shall be deemed to have delivered such GCOR Biological Materials to INNX upon delivery of the first requested quantity of such GCOR Biological Materials, [ *** ] with the specifications set forth therefor in Exhibit 2.3.1.(a).

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                During the sixty (60) day delivery period, GCOR will provide to
                INNX a copy of all notices or requests for consent or approval exchanged with a party concerning the transfer of Elected Biological Materials and keep INNX closely informed about the status of such.

                With regard to one Tier 1 Elected Biological Material indicated with specificity on Exhibit 2.3.1, [ *** ], the Parties agree that INNX will request from [ *** ] delivery to INNX Belgium of [ *** ] of this material without delay after the Effective Date. Failure of [ *** ] to deliver said material to INNX within [ *** ] of the Effective Date, will be deemed to be a failure of GCOR to deliver same to INNX in accordance with the provisions of this Section 2.3.4.

        2.3.5 GCOR and INNX shall adhere to all applicable laws and regulations relating to the transfer and receipt of the Transferred Biological Material.

        2.3.6 INNX has the right to [ *** ] which are listed on Exhibit 2.3.1. As requested by INNX, GCOR shall retain and maintain such additional quantities of the [ *** ] as agreed between the Parties needed to replace such materials until such time as INNX has [ *** ] meet all of the [ *** ] set forth therefor in
                Exhibit 2.3.1(a).

        2.3.7 Should INNX determine that any [ *** ] material does not reasonably meet the [ *** ] set forth in Exhibit 2.3.1(a), INNX may either (i) request GCOR to supply INNX within [ *** ] of receipt of a request thereto with such further quantities of the [ *** ] material needed for INNX to repeat its [ *** ], as well as such quantities needed for INNX to subsequently use such material(s) as contemplated hereunder, or (ii) require GCOR to [ *** ]. INNX will not unreasonably refuse a first repeat testing in order to determine if the failure to meet the specifications is due to the [ *** ] of the [ *** ] and/or [ *** ] or a failure of the materials as stored at their original location. It is understood that if such validation should be performed, INNX must perform the [ *** ] in the Transition Period. It is also understood that in the event that INNX requests GCOR to supply INNX with such [ *** ] material as provided in (i) above of this paragraph, and such repeat validation fails again, INNX retains its right to require GCOR [ *** ].

        2.3.8 INNX will grant to GCOR those rights that GCOR needs to the Transferred Biological Material to the extent necessary for GCOR to perform any services elected by INNX.

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        2.3.9   Non-Elected Biological Materials. With respect to any GCOR
                Biological Materials which INNX does not elect to have transferred to it, GCOR will be allowed to retain all rights to such materials and to continue to use such GCOR Biological Materials at GCOR's cost, and as GCOR sees fit. INNX shall have no further right or obligation with respect to such non-elected GCOR Biological Material.

        2.3.10 Failure to Deliver. In the event that GCOR fails to deliver to INNX any Elected Biological Materials, as is specified in 2.3.4, then INNX shall have the rights provided for under Section
                10.2.1 or Section 10.3 of this Agreement, as applicable.

        2.3.11 Except as provided in Section 2.3.8 GCOR hereby represents covenants and warrants that it will not work, use, exercise or further convey any of the Transferred Biological Materials.

2.4     Product Rights

        2.4.1 Exhibit 2.4.1 lists the GCOR Products Rights. INNX has designated the HBV IND as part of the Tier 1 Transferred Rights.

                Within [ *** ] of the Effective Date GCOR shall submit to the U.S. FDA the necessary documentation and shall facilitate correspondence between respectively [ *** ] on the one hand, and the FDA on the other hand relating to the access by the FDA of the [ *** ] (Althea), promptly thereafter take such other steps as necessary to effectuate such transfer of the HBV IND with the aim of transferring sponsorship of the HBV IND within [ *** ] of the Effective Date. INNX will provide full cooperation in effecting such transfer including participating in conference calls, sending necessary correspondence to the FDA and by providing advance notice to GCOR that it has obtained suitable clinical trial insurance. Once sponsorship is transferred to INNX, such GCOR Product Rights shall become Transferred Product Rights and GCOR shall amend Exhibit 2.4.1 to include therein such Transferred Product Rights.

        2.4.2 Failure to Transfer. In the event that GCOR fails to take the appropriate steps as specified under Section 2.4.1, then INNX shall have the rights as provided under respectively Sections
                10.2.1 or 10.3 of this Agreement as applicable.

        2.4.3 GCOR hereby represents covenants and warrants that it will not work, use, exercise or further convey any of the Transferred Product Rights.

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2.5     Intellectual Property Rights

        2.5.1   GCOR Patent Rights.

                  2.5.1.1 Exhibit 2.5.1.1 lists the GCOR Patent Rights including the GCOR Exclusive Patent Rights (Exhibit 2.5.1.1(a)), the GCOR Joint Patent Rights (Exhibit 2.5.1.1(b)) and the GCOR Licensed Patent Rights (Exhibit 2.5.1.1(c)). GCOR has designated on Exhibit 2.5.1.1(a) those GCOR Exclusive Patent Rights which will not be assigned to INNX (the "NonAssignable GCOR Exclusive Patent Rights"). GCOR shall grant INNX those rights specified in the "Non-Assignable GCOR Exclusive Patent Rights License Agreement" substantially in the form as set out in Exhibit 2.5.1.3(a), which agreement when executed shall be incorporated herein and made a part hereof.

                  2.5.1.2 Exhibits 2.5.1.1(a) and 2.5.1.1(b) designate those GCOR Patent Rights that INNX has elected to have transferred to INNX (the "Elected Patent Rights") and those that form part of the Tier 1 Transferred Rights. With respect to GCOR Licensed Patent Rights on Exhibit 2.5.1.1(c), these shall be considered as "Elected Patent Rights" and transferred to INNX pursuant to election of the controlling GCOR Contract pursuant to Section 2.2.4.

                  2.5.1.3 Within [ *** ] after the Effective Date, GCOR shall procure all necessary signatures as are needed to transfer and assign to INNX all of its right, title and interest in the Elected Patent Rights listed on
                           Exhibit 2.5.1.1(a), (b) and (c) which form part of the Tier 1 Transferred Rights and GCOR shall transfer to INNX a copy of the prosecution files (under GCOR's control and in its possession as of the Effective
                           Date) relative thereto. All remaining Elected Patent Rights designated on Exhibits 2.5.1.1(a), (b) and (c) shall be transferred by GCOR to INNX as described in the preceding sentences within [ *** ] of the Effective Date and GCOR shall obtain any third party consents required therefor. Once such Elected Patent Rights are transferred, assigned or licensed to INNX, such Elected Patent Rights shall become Transferred Patent Rights and GCOR shall amend Exhibits 2.5.1.1(a), (b) and (c) to include therein such Transferred Patent Rights.

                  2.5.1.4 Opposition. Within [ *** ] after the Effective Date, GCOR will transfer to INNX, the right to conduct the Opposition (the Opposition being a Tier 1 Transferred Right) and GCOR's file associated

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                           therewith to INNX. INNX will use commercially
                           reasonable efforts to prosecute such Opposition at INNX's cost. During the Opposition proceeding, GCOR will to the extent necessary remain as the named opponent and shall cooperate with INNX as reasonably requested by INNX in connection with GCOR's role as a named opponent in the Opposition (such as signing necessary papers as the named Opponent) but will have no further obligation to INNX with regard to this proceeding.

                  2.5.1.5 INNX will reimburse GCOR for any reasonable out of pocket expenses incurred as a result of its cooperation with INNX pursuant to Section 2.5.1.4. During the Transition Period, GCOR shall procure all necessary signatures from GCOR employee inventors or other inventors as are needed to perfect INNX's rights in, title to and/or ownership of the Transferred Patent Rights listed on Exhibits 2.5.1.1(a) and (b) and shall furnish INNX with such documentation.

                  2.5.1.6 GCOR shall provide Notice to INNX as soon as reasonably possible (but in any event, no later than thirty (30) days after the filing by GCOR of any relevant patent applications) of those inventions or discoveries conceived and/or reduced to practice before the Effective Date or within [ *** ] following the Effective Date; and which are useful or

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                           necessary in the development, manufacture, use, sale
                           or importation of a Product. INNX shall have [ *** ] after its receipt from GCOR of the Notice of the existence of such patent applications to elect to have the same transferred to INNX. Such election by INNX shall be made by INNX giving Notice to GCOR that it wishes to have such patent applications transferred to it.

                  2.5.1.7 Within [ *** ] after its receipt of the Notice from INNX that the additional GCOR Patent Rights are Elected Patent Rights as set forth in Section 2.5.1.6 above, GCOR will either assign such additional GCOR Patent Rights or grant a license to INNX in accordance with the terms set forth in Section 2.5.1 of this Agreement, GCOR will assign/license to INNX all such additional Elected Patent Rights and shall obtain all third party consents required therefor within [ *** ] of such election and to transfer to INNX all the appropriate prosecution files (under GCOR's control and in its possession as of the date of the election) relevant thereto. Once assigned or licensed to INNX, such additional Elected Patent Rights shall become Transferred Patent Rights and the Parties shall amend Exhibit 2.5.1.1(a) or (b) as the case may be and Exhibit 1.46 to include therein such Transferred Patent Rights. In the event that the additional Elected Patent Rights are licensed, the Parties will enter into a mutually acceptable definitive license agreement relative thereto.

                  2.5.1.8 Costs Associated with Transferred Patent Rights. Except as expressly set forth herein or as otherwise agreed by the Parties, INNX shall as of the Effective Date be responsible for all costs and expenses associated with those Transferred Patent Rights referred to in Section 2.5.1.3 (a) and Exhibit
                           2.5.1.3 (a) and which arise after the Effective Date, subject to the effective transfer of the relevant Transferred Patent Rights within the dates mentioned under Section 2.5.1.3. Following the Effective Date but prior to any transfer thereof, GCOR will, at INNX's expense, take all actions with respect to the Transferred Patent Rights as requested by INNX and GCOR shall keep INNX informed of all actions necessary to be taken with respect to such Transferred Patent Rights.

                  2.5.1.9 Non-Elected Patent Rights. With respect to any Patent Rights which INNX does not elect pursuant to Section
                           2.5 to have transferred to it, GCOR will be allowed to continue to

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                           use, transfer or otherwise convey such Patent Rights,
                           at GCOR's cost, and as GCOR sees fit.

                  2.5.1.10 Failure to Transfer. In the event that within [ *** ]
                           or [ *** ] of the Effective Date, GCOR fails to transfer to INNX any Elected Patent Rights, then INNX shall have the rights as provided under respectively
                           Section 10.2.1 or Section 10.3 of this Agreement. GCOR will have failed to transfer the Elected Patent Rights to INNX in the event that it does not procure all necessary signatures as are needed to perfect INNX's rights in, title to and/or ownership of the Elected Patent Rights or to transfer/assign the Elected Contracts.

                  2.5.1.11 Except as provided in Exhibit 2.5.1.3 (a), GCOR
                           hereby represents covenants and warrants that it will not work, use, exercise or further convey any of the Transferred Patent Rights.

         2.5.2    Know-How Rights

                  2.5.2.1  Exhibit 2.5.2.1 lists the Know-How Rights.

                  2.5.2.2 On Exhibit 2.5.2.1 INNX has indicated those Know-How that form part of the Tier 1 Transferred Rights.

                  2.5.2.3 Upon the Effective Date, GCOR hereby assigns to INNX all of its right, title and interest in the Know-How Rights.

                  2.5.2.4 Delivery. All Tier 1 Know-How Rights shall be delivered to INNX within [ *** ] of the Effective Date, and all remaining Know-How Rights shall be delivered to INNX [ *** ]. Know-How Rights shall be deemed delivered to INNX upon an INNX representative signing for receipt of the respective Know-How Rights on Exhibit 2.5.2.1.

                  2.5.2.5 Failure to Deliver. In the event that GCOR fails to deliver to INNX any Know-How Rights as is specified in Section 2.5.2.3 then INNX shall have the rights provided for under Section 10.2.1 or Section 10.3 of this Agreement as applicable.

                  2.5.2.6 GCOR hereby represents covenants and warrants that it will not work, use, exercise or further convey any of the Know How Rights in the Field.

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         2.5.3    Trademark Rights and Copyright Rights

                  2.5.3.1 Exhibit 2.5.3.1(a) list the registered Trademark Rights and Exhibit 2.5.3.1(b) lists the registered Copyright Rights

                  2.5.3.2 Upon the Effective Date, GCOR hereby assigns to INNX all of its right, title and interest in the Trademarks Rights and Copyright Rights, whether registered or not.

                  2.5.3.3 GCOR hereby represents covenants and warrants that it will not work, use, exercise or further convey any of the Trademarks and Copyright Rights, whether registered or not.

2.6     Study Data Packages

        2.6.1 Exhibit 2.6.1 lists the Study Data Packages. INNX has designated on Exhibit 2.6.1 the Study Data Packages that form a part of the Tier 1 Transferred Rights.

        2.6.2 Upon the Effective Date, GCOR hereby assigns to INNX all of its right, title and interest in the Study Data Packages.

        2.6.3 Delivery. All Tier 1 Study Data Packages shall be delivered to INNX within [ *** ] of the Effective Date, and all remaining Study Data Packages shall be delivered to INNX within [ *** ]. Study Data Packages shall be deemed delivered to INNX upon an INNX representative signing for receipt of the respective Study Data Package on Exhibit 2.6.1.

        2.6.4 Failure to Deliver. In the event that GCOR fails to deliver to INNX any Study Data Package, as is specified in Section 2.6.2 then INNX shall have the rights provided for under Section
                10.2.1 or Section 10.3 of this Agreement as applicable.

        2.6.5 GCOR hereby represents, covenants and warrants that it will not use or further convey any of the Study Data Packages.

                                   ARTICLE III
                                  CONSIDERATION

3.1 Upfront Payment. Within [ *** ] of the Effective Date, subject to the receipt of a corresponding invoice, INNX shall pay to GCOR via wire transfer in immediately available funds a one-time, lump sum, non-refundable (except as specifically provided for in Section 10.2.1), non-creditable payment of [ *** ] (the "Upfront Payment").

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3.2     Anniversary Payment. Within [ *** ] of the one-year anniversary date of the Effective Date, subject to the receipt of a corresponding invoice, INNX shall pay to GCOR via wire transfer in immediately available funds a one-time, lump sum, non-refundable, non-creditable payment of [ *** ].

3.3 Milestone Payments. During the Term INNX will pay GCOR certain milestone payments ("Milestone Payments") for a Product or Know-How Product upon the first achievement by INNX, its Affiliate or sub-licensee of each of the milestone triggering event(s) ("Milestone Triggering Events") detailed below, and subject to Section 3.4:

        (a) HBV Product or HBV Know-How Product-related Milestone Payments and Milestone Triggering Events:

                        (i)     [ *** ] upon the [ *** ] of an [ *** ];

                        (ii)    [ *** ] upon the [ *** ] of the [ *** ];

                        (iii)   [ *** ] upon the [ *** ] of [ *** ];

                        (iv)    [ *** ] upon [ *** ]; and

                        (v)     [ *** ] upon [ *** ];

                                a. provided however, if the [ *** ] in [ *** ], INNX shall pay [ *** ] of the [ *** ] Milestone Payment and upon [ *** ] in [ *** ], INNX shall pay the remaining [ *** ] of the [ *** ] Milestone Payment. Upon a [ *** ] respectively in [ *** ], INNX shall pay the [ *** ] Milestone Payment; and

                                b. further provided, if the [ *** ] occurs in [ *** ], INNX shall pay [ *** ] of the [ *** ] Milestone Payment and upon the [ *** ], in [ *** ], INNX shall pay the remaining [ *** ] of the [ *** ] Milestone Payment.

        (b)     HPV Product -related Milestone Payments and Milestone Triggering
                Events:

                        (i)     [ *** ] upon the [ *** ] of an [ *** ];

                        (ii)    [ *** ] upon the [ *** ] of the [ *** ];

                        (iii)   [ *** ] upon the [ *** ] of a [ *** ]; (iv) [
                                *** ] upon [ *** ]; and

                        (v)     [ *** ] upon [ *** ].

        (c)      HCV Product-related Milestone Payments and Milestone Triggering
                 Events:

                        (i)     [ *** ] upon [ *** ] of the [ *** ];

                        (ii)    [ *** ] upon the [ *** ] [ *** ] of a [ *** ];

                                (iii)   [ *** ]; and

                                (iv)    [ *** ] of [ *** ].

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        For the purposes of this Section 3.3, the Parties explicitly agree that the Product/Know-How Product means a Product/Know-How Product [ *** ].

        With regard to a [ *** ] Product covered only by a Valid Claim of one or more patents [ *** ], and for which a Milestone Triggering Event has occurred, then for the sole purpose of this clause, such [ *** ] Product shall be treated as a Know-How Product for determination of the amount of Milestone Payment due. In the event the [ *** ] Product subsequently becomes covered by a Valid Claim of a [ *** ], then the unpaid difference between the Milestone Payment due for a Product and due for a Know-How Product, will be due and payable to GCOR.

        Effect of Discontinuance of Clinical Development. No milestone payment triggered by a Successful Completion will be due if clinical development of the Product is discontinued before Successful Completion.

        For illustration purposes, if a candidate HBV Product X which is developed or made using [ *** ] ("candidate X") reaches a [ *** ] of the [ *** ] and an [ *** ] of a [ *** ] is [ *** ] but not [ *** ]; and if a
        new candidate HBV Y which is developed or made using [ *** ] ("candidate Y") reaches a [ *** ] of the [ *** ], an [ *** ] of a [ *** ], a [ *** ]
        of a [ *** ] and [ *** ] in the[ *** ], then the following Milestone Payments will be due: (i) for candidate X: [ *** ] and (ii) for candidate Y: [ *** ].

3.4 Know-How Product Milestones. Milestone Payments due for Know-How Product(s) under Section 3.3 shall be [ *** ] percent [ *** ] of the respective amount specified in Section 3.3. In the event that a Milestone Triggering Event has been achieved with a Know-How Product and subsequently the same Milestone Triggering Event is achieved with a Product, then the payment for that Product based Milestone Triggering Event shall be the remaining [ *** ] percent [ *** ] of the respective amount specified in Section 3.3. In no event shall INNX pay more than one hundred percent (100%) of any of the applicable Milestone Payments.

3.5 Timing of Payment. INNX shall promptly provide Notice to GCOR upon achievement of each Milestone Triggering Event. Thereafter, GCOR shall invoice INNX for the respective amount specified in Section 3.3 and 3.4. The Milestone Payments shall be due and payable via wire transfer in immediately available funds by INNX within [ *** ] of the receipt of a corresponding invoice.

3.6 Product Royalty Payments. During the Royalty Term INNX shall pay GCOR a royalty on annual Net Sales of: (i) Products sold by INNX, its Affiliates or sub-licensees as summarized in Table 3.6 and as detailed in Sections 3.6(a)-(d) and (h) as may be reduced as per Section 3.6 (f), 3.6(g), 3.6(i),

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        3.6(j), 3.6(k) and 3.6(l) and in Section 3.6(e); and/or (ii) Know-How
        Products sold by INNX, its Affiliates or sub-licensees as detailed as per Section 3.7 hereof:

                                    Table 3.6
                                 Royalty Summary

[  ***  ]    [  ***  ]       [  ***  ]         [  ***  ]          [  ***  ]         [  ***  ]
---------------------------------------------------------------------------------------------
[  ***  ]    [  ***  ]       [  ***  ]         [  ***  ]          [  ***  ]         [  ***  ]
---------------------------------------------------------------------------------------------
[  ***  ]    [  ***  ]       [  ***  ]         [  ***  ]          [  ***  ]         [  ***  ]
---------------------------------------------------------------------------------------------
[  ***  ]    [  ***  ]       [  ***  ]         [  ***  ]          [  ***  ]         [  ***  ]
---------------------------------------------------------------------------------------------
[  ***  ]    [  ***  ]       [  ***  ]         [  ***  ]          [  ***  ]         [  ***  ]
---------------------------------------------------------------------------------------------

        (a) Type 1 Product Royalty. In the event of a Type 1 Product, the applicable royalty shall be: (i) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; (ii) [ *** ] percent

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                [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; or (iii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee.

        (b) Type 2 Product Royalty. In the event of a Type 2 Product, the applicable royalty shall be: (i) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; (ii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; and (iii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee.

        (c) Type 3 Product Royalty. In the event of a Type 3 Product, the applicable royalty shall be: (i) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; (ii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; or (iii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee.

        (d) Type 4 Product Royalty. In the event of a Type 4 Product, the applicable royalty shall be: (i) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; (ii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee; or (iii) [ *** ] percent [ *** ] of annual Net Sales of [ *** ] Product sold by INNX, its Affiliate or sublicensee.

        (e) Type 5 Product Royalty. In the event of the Type 5 Product, the applicable royalty rate shall be [ *** ] of annual Net Sales of such Product sold by INNX, its Affiliate or sublicensee.

        (f) [ *** ]. In the event that INNX or its sublicensees or Affiliates takes a [ *** ] to [ *** ] and which are listed in
                Exhibit 3.6(f), or to any [ *** ] listed in said Exhibit 3.6(f), in order to commercialize either a [ *** ] Product that has [ *** ], or a [ *** ] Product, on a country-by-country basis (the "[ *** ] Scenario I"), then the royalty rate due to GCOR under this Section 3.6 on Net Sales of the applicable Product in that country may be reduced by [ *** ]% of the royalty rate due to such third party on account of such license to such patent rights; provided that the royalty rate to GCOR shall not be reduced below [ *** ] for [ *** ] Product, [ *** ] for [ *** ] Product and [ *** ] for [ *** ] Product. Further provided that in the [ *** ] Scenario I and solely as it relates to the [ *** ] Product, if INNX successfully negotiates with [ *** ] to reduce [ *** ]below [ *** ] and above [ *** ], GCOR's [ *** ] as above) can be [ *** ] to a [ *** ] of [ *** ].

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        (g)     In the event that a governmental agency in any country or
                territory grants or compels INNX, its Affiliates or sublicensees to grant a license, to any third party for any Product/Know-How Product , the royalty rate applicable to sales of Product and/or Know-How Product shall be [ *** ] in all the countries where a third party product is sold further to the grant of the compulsory license, as follows: [ *** ]. In the event there is no reference market, then [ *** ] will be equal to [ *** ]. A reference market is a market in respect of which INNX has granted a license. In case there is more than one reference market and the royalty rates payable to INNX differ in the different markets, then the reference market with the closest GDP per capita will be the reference market. The achievement of a Milestone Triggering Event by a sublicensee of INNX under a compulsory license scheme will not be considered as a Milestone Triggering Event for the purpose of this Agreement and no Milestone Payment will be payable in such event.

        (h) In the event that a [ *** ] Product or [ *** ] the [ *** ] is not the [ *** ] and either: (i) the decision not to use [ *** ] is taken after [ *** ] or (ii) INNX has taken the decision not to use [ *** ] based on [ *** ] failure to deliver the MVA that meets the relevant contractual specifications at any time after the execution of the supply and license agreements between INNX and [ *** ], then the respective applicable royalty rate for such [ *** ] Product or [ *** ] Product, will be [ *** ] to [ *** ].

        (l) In the event that INNX or its sublicensees or Affiliates take a royalty bearing license to patent rights claiming [ *** ], in order to commercialize a Product on a country-by-country basis (the "[ *** ] Scenario II"), then the royalty rate due to GCOR under this Section 3.6 on Net Sales of the applicable Product in that country shall be [ *** ] by [ *** ] of the royalty rate due to such third party on account of such license to such patent rights provided that the royalty rate to GCOR shall not be [ *** ] for [ *** ] Product, [ *** ] for [ *** ] Product and [ *** ] for [ *** ] Product.

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        (j)     In the event that both [ *** ] Scenario I and [ *** ] Scenario
                II apply, the royalty rate due to GCOR on Net Sales of the applicable Product on a country by country basis due to GCOR will not [ *** ] respectively [ *** ] for [ *** ] Product, [ *** ] for [ *** ] Product and [ *** ] for [ *** ] Product.

        (k) In the event that INNX or its sublicensees or Affiliates take a royalty-bearing license to [ *** ] issued to [ *** ] and continuations, continuations-in-part and divisions thereof, in order to commercialize a Product, then the royalty-rate due to GCOR under this Section 3.6 on Net Sales of an [ *** ] Product shall be [ *** ] by [ *** ] percent of the royalty-rate due to [ *** ] on account of such license, provided that the royalty-rate due to GCOR shall not be [ *** ]: (i) [ *** ] for a [ *** ] Product; (ii) [ *** ] for a [ *** ] Product; (iii) [ *** ] for a [ *** ] Product; and (iv) [ *** ] for a [ *** ] Product.

        (l) In the event that INNX or its sublicensees or Affiliates take a royalty bearing license to [ *** ] issued to [ *** ] and continuations, continuations-in-part and divisions thereof, as well as their respective foreign counterparts, in order to commercialize a Product, then the royalty-rate due to GCOR under this Section 3.6 on Net Sales of a Product shall be [ *** ] by [ *** ] percent of the royalty-rate due to [ *** ] on account of such license, provided that the royalty-rate due to GCOR shall not be [ *** ]: (i) [ *** ] for a [ *** ] Product; (ii) [ *** ]
                for a [ *** ] Product; and (iii) [ *** ] for a [ *** ] Product.

        (m) In the event that a Product is not, or ceases to be covered by a Valid Claim in the country of sale, the royalty rate applicable to that Product in such country shall be calculated and treated as per Section 3.7 (Know-How Product Royalty).

3.7 Know-How Product Royalty. In the case of a Know-How Product, then INNX will during the Royalty Term pay to GCOR a Know-How Royalty of [ *** ] percent [ *** ] of relevant royalty from Section 3.6 (a) through (d) and in Section 3.6 (h), as [ *** ] by application of Section 3.6 (f), 3.6(g), 3.6(i), 3.6(j), 3.6(k) and 3.6(l), which would be payable to GCOR if the Know-How Product were a Type 1, 2, 3 or 4 Product respectively, provided that the royalty rate to GCOR shall not be [ *** ] [ *** ] for [ *** ] Product, [ *** ] for [ *** ] Product and [ *** ]
        for [ *** ] Product. This Know-How Royalty will be payable on a product-by-product basis for a period of [ *** ] from the date of the first commercial sale of the relevant Know-How Product (or Product, if the Know-How Product was a Product at any time prior to being a Know-How Product) in any country.

3.8 In any event, except in the case of 3.6. (g), the royalty-rate due to GCOR on Net Sales of a Product Type 1-4 or a Know-How Product Type 1-4, shall never be below [ *** ] for [ *** ]

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        Product/Know-How Product, [ *** ] for [ *** ] Product/Know-How Product
        and [ *** ] for [ *** ] Product/Know-How Product. If [ *** ] provisions of Section 3.6(f), 3.6(i), 3.6(k) and/or 3.6(l) apply for a Product/Know How Product, then the royalty rate applicable to that Product will be [ *** ] each of the [ *** ] provided under each of these subsections, provided that such resulting royalty rate shall [ *** ] [ *** ] for [ *** ] Product/Know-How Product, [ *** ] for [ *** ] Product/Know-How Product and [ *** ] for [ *** ] Product/Know-How Product.

3.9 No royalty payment or fee shall be due and owing for any Product/Know How Product after expiration of the Royalty Term.

                                   ARTICLE IV
                               PAYMENT AND REPORTS

4.1 Keeping of Records. INNX shall keep, and impose on its Affiliates and sublicensees to keep, complete and correct records of gross sales and the Net Sales calculated there from of Product(s) and Know-How Product(s) for a period of [ *** ] from the making of a royalty payment with respect to such Net Sales under this Agreement.

4.2 Reports. To the extent available, using commercially reasonable efforts, during the Royalty Term INNX shall [ *** ] on or about the anniversary date of the Effective Date, provide a written report to GCOR summarizing the worldwide status of the Transferred Patent Rights specified on
        Exhibit 1.46 (including patent numbers, grant date, date of expiration of granted patents).

4.3 Payment Term. All royalty payments under this Agreement shall become due and payable [ *** ] after the last day of the calendar quarter in which the corresponding Net Sales of Product and Know-How Product were made. To the extent that any payment terms agreed between INNX and a sublicensee make the payment terms provided for herein impractical, then the Parties shall agree to an extended payment term not to exceed [ *** ]. Payment shall be via wire transfer in immediately available funds, accompanied by a report, specifying the relevant Product type (Type 1-5 Product), gross sales of Product and/or Know-How Product on a country-by-country basis less the deductions permitted in Section 1.36 and any royalty set off permitted under Section 3.6(f) through (j) and the resulting calculation of the Net Sales used in the computation of the royalty payments.

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4.4     Currency and Exchange Rate. Payments under this Agreement will be made in U.S. Dollars via wire transfer to a bank account to be designated by GCOR. Net Sales in currency other than U.S. Dollars shall be converted into Net Sales in U.S. Dollars on a quarterly basis using the rate of exchange as quoted by the Wall Street Journal Europe on the last business day of the applicable quarter in which the corresponding sales of Product and Know-How Products were made.

4.5 Audit of Records. INNX will allow GCOR to appoint a firm of independent certified public auditors of international standard to whom INNX has no reasonable objection to audit INNX's records associated with any payment due to GCOR hereunder. INNX will give such auditor access, during ordinary business hours and subject to reasonable advance notice, to such records as are necessary for the sole and exclusive purpose to verify the accuracy of any payments made or payable under this Agreement for a period covering not more than the preceding three (3) years. Such access shall be granted no more than once in a calendar year, at GCOR's expense. The independent certified public auditor shall be under a confidentiality obligation to INNX to disclose to GCOR in its report only the amount payable under this Agreement. In the event it is determined that the records indicate that the amount payable under this Agreement by INNX is more than the amount actually paid, INNX shall pay such difference within sixty (60) days of such accountant's report (together with any interest thereon pursuant to Section 4.6), and if that difference is greater than [ *** ] percent [ *** ] of the amounts actually paid, then the costs and expenses of said independent certified public auditor shall be borne by INNX, provided however that in case the audit report is disputed by INNX the dispute shall be resolved in accordance with Section 13.11.

4.6 Late Payments. In the event that any payment due hereunder is not made when due, the payment shall accrue interest from the date due at the rate of LIBOR plus two and one half percent (2.5%); provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit a Party from exercising any other rights it may have as a consequence of the lateness of any payment.

4.7 Withholding. Any withholding of taxes levied by tax authorities on the payments hereunder shall be borne by GCOR and deducted by INNX from the sums otherwise payable by it hereunder for payment to the proper tax authorities on behalf of GCOR. INNX agrees to cooperate with GCOR in the event that GCOR claims exemption from such withholding or seeks credits or deductions under any double taxation or similar treaty or agreement from time to time in force, such cooperation to consist of providing receipts of payment of such withheld tax or other documents reasonably available to INNX.

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                                    ARTICLE V
                                 [ *** ] RIGHTS

5.1 [ *** ] Rights. Subject to the terms and conditions of any Transferred Contracts and of this Section 5.1, INNX shall have worldwide rights to make, use, market and sell the Product and Know-How Products. In the event INNX elects to make [ *** ] rights for [ *** ] Product or Know-How Product or [ *** ] of the Product(s) and Know-How Product(s) available to any third party (being a party other than an Affiliate, sublicensee or co-developer [ *** ] of INNX for a Product and Know How Product) under a transaction [ *** ] covering the [ *** ], then GCOR shall have a right of [ *** ] to [ *** ] the [ *** ], as described in this Section. INNX shall provide GCOR with Notice if it intends to make [ *** ] rights available to a third party and GCOR shall have [ *** ] from the such Notice to give Notice to INNX that GCOR desires to negotiate with INNX the terms of such [ *** ] rights. If GCOR provides INNX with said Notice, to so negotiate such terms, then INNX and GCOR shall negotiate in good faith to finalize an agreement for such [ *** ] rights within a period of [ *** ]. If at the end of such [ *** ] period, the Parties are unable to reach an agreement on such terms, then INNX shall be free to negotiate the terms of such [ *** ] rights with any third party without further obligation to GCOR with respect to such [ *** ] rights.

5.2 INNX acknowledges that it may not circumvent GCOR's right of [ *** ] merely by adding an [ *** ] to [ *** ] rights.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

6.1     By GCOR. GCOR represents and warrants to INNX that:

        (a) Corporate Power. As of the Effective Date, GCOR is duly organized and validly existing under the laws of Delaware and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof;

        (b) Due Authorization. As of the Effective Date, GCOR is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on GCOR's behalf has been duly authorized to do so by all requisite corporate action;

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        (c)     Binding Agreement. This Agreement is a legal and valid
                obligation binding upon GCOR and enforceable in accordance with its terms. As of the Effective Date, the execution, delivery and performance of this Agreement by GCOR does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

        (d) Consents Except as listed on Exhibit 6.1(d), no consent of any third party is necessary for any transfer, assignment or conveyance of the assets to be transferred, assigned or conveyed under this Agreement;

        (e) Except with respect to GCOR's continuing obligation to transfer or deliver [ *** ] to INNX hereunder, as of the Effective Date, GCOR has, to the best of its Knowledge, disclosed to INNX all the information, in its possession which is material to the development of Products and Know-How Products or to the application of the Technology in the Field. Prior to or as of the Effective Date, GCOR is not aware of any fact, matter or circumstance which is in the Knowledge of GCOR and which GCOR has not disclosed and which would [ *** ] render any information provided [ *** ];

        (f) Sufficiency. The GCOR Biological Materials, GCOR Contracts, GCOR Patent Rights, GCOR Product Rights and the GCOR Patent rights (the "GCOR Rights") collectively are all of the rights in its Control [ *** ];

        (g) Validity. Prior to or as of as of the Effective Date, GCOR has no Knowledge of any action, suit or inquiry or investigation instituted by any federal or state governmental agency, which questions the validity of this Agreement nor has it received any notice from any third party to the effect that any action, suit, inquiry or investigation has been instituted by any federal or state governmental agency which questions the validity of the Elected Patent Rights;

        (h) To the best of its Knowledge GCOR has not taken or failed to take any action which might result in the invalidity and/or unenforceability of the Elected Patent Rights or part of them. Prior to or as of the Effective Date, GCOR has no Knowledge of, and has not received any notice from a third party, to the effect that the Elected Patent Rights may be subject to challenge, are invalid or are unenforceable;

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        (i)     Consents. Prior to or as of the Effective Date, GCOR has
                properly obtained all operational, regulatory and ethical licenses, permits, consents and authorities necessary at this stage of [ *** ] of the [ *** ] Product and to the best of its Knowledge GCOR has properly obtained all operational, regulatory and ethical licenses, permits, consents and authorities necessary at this stage of [ *** ] of the [ *** ] Product, and has conducted its development in accordance with all such licenses, permits, consents and authorities and GCOR has not received any communication from any regulatory authority that would indicate that any such license, permit, consent or authority may be terminated, cancelled or revoked. In developing the Technology, GCOR has, to the best of its Knowledge complied with all applicable US legislation and all such licenses, permits, consents and authorities;

        (j) Clinical Trials. Prior to or as of the Effective Date, GCOR has no Knowledge that any of the investigators participating in any study relating to the HBV Phase I clinical trial (commenced in February 2004) have any conflict of interest or any interest disclosable under 21 CFR Part 54 or under the FDA guidance on the Financial Disclosure by Clinical Trial Investigators. The HBV Phase I clinical trial is [ *** ] and that, prior to or as of the Effective Date, to the best of GCOR's Knowledge, there have been no material deviations from the relevant protocols. The only clinical trial in humans to have been commenced, undertaken or sponsored by GCOR in relation to Products or Know-How Products is the HBV Phase I clinical trial, full details of which, as of the Effective Date, have been disclosed to INNX;

        (k) No BLA or its equivalent has been filed by or on behalf of GCOR in respect of any Product or Know-How Product;

        (l) Ownership of Transferred Rights. Except as listed and specified on Exhibit 6.1(l), GCOR is the sole and exclusive owner of, or has sole and exclusive Control of all of the Transferred Rights and has exclusive rights thereto and the Transferred Rights are free from all encumbrances, with the sole exception of those Transferred Rights specified in Exhibit 6.1(l). Except as necessary for third parties to perform services or research and development activities for GCOR under the Elected Contracts, GCOR has not granted any licenses or other rights in or to the Transferred Rights or any part of them and has not entered into any contract or agreement to grant any such license or rights;

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        (m)     Accuracy and Completeness of Exhibits. Exhibits 2.2.1 (a) (GCOR
                Contracts) and 2.2.1. (b) (GCOR Contracts related to the Field)
                2.3.1 (GCOR Biological Materials), 2.4.1 (Product Rights),
                2.5.1.1 GCOR Patent Rights, including 2.5.1.1(a) (GCOR Exclusive Patent Rights), 2.5.1.1(b) (GCOR Joint Patent Rights) and 2.5.1.1(c) (GCOR Licensed Patent Rights), 2.5.2.1 (GCOR Know-How Rights), 2.5.3.1.(a) (Trademark Rights), 2.5.3.1.(b) (Copyright Rights), and 2.6.1.(Study Date Packages) are true and complete, provided always that GCOR shall not be in breach of this warranty to the extent that, in respect of a particular right listed in the relevant exhibit there is an error in the columns marked by INNX as Elected Rights, Tier 1 or Section1.52, or "delivered" in Exhibits 2.2.1, 2.3.1, 2.4.1, 2.5.1.1, 2.5.2.1 and 2.6.1;

        (n) Effective Transfer All of the rights identified as transferred, conveyed, assigned or delivered in the column of the relevant Exhibit referred to in paragraph (m) above have been properly transferred, assigned, conveyed or delivered to INNX, so that title thereof has properly vested in INNX or, in case of licensed rights, the right to use the transferred asset has been conveyed to INNX. To the extent that any Exhibit is amended after the Effective Date by GCOR to reflect the transfer, assignment, conveyance or delivery of the relevant asset, this representation and warranty will apply to the Exhibit as amended;

        (o) As of the Effective Date, GCOR is aware of only one patent opposition presently pending or ongoing concerning, relating to the Technology, Products and/or Know-How Products or their exploitation in the Field, that being the Opposition being identified in Section 1.35 of this Agreement;

        (p) Except as specified on Exhibit 2.2.1(b) GCOR has provided true and accurate copies of all those contracts listed in Exhibit
                2.2.1 and except as specified on Exhibit 2.2.1(a), all of the contracts listed in Exhibit 2.2.1(a) are still valid, subsisting and in force as of the Effective Date and this Agreement will not result in the termination of the contracts listed in 2.2.1
                (a) by the third party and/or does not materially breach the terms of such;

        (q) Subject to the disclosures set out in Exhibit 6.1(q), GCOR represents that as of the Effective Date, it has no Knowledge of any [ *** ] concerning [ *** ]-related Biological Materials and/or Products and Know-How Products which GCOR, acting in good faith, believes to be material (e.g. [ *** ]) which would materially

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                impair the [ *** ] of the [ *** ]-related Biological Materials and/or the Product and Know-How Product. Subject to the disclosures set out in Exhibit 6.1(q), GCOR represents that as of the Effective Date, it has no Knowledge of any [ *** ] concerning [ *** ]-related Biological Materials and/or Products and Know-How Products which GCOR, acting in good faith, believes to be material which would [ *** ] of the [ *** ]-related Biological Materials and/or the Product and Know-How Product. For the purposes of this representation and warranty, the expression [ *** ] shall mean any data which could reasonably be expected to be included in or used to support a filing for, or disclosable to a regulatory authority in respect of an IND;

        (r)     Prior to or as of the Effective Date and except as listed on
                Exhibit 6. 1(r), GCOR has no Knowledge, nor has it received any notice or claim to the effect that either: (i) the [ *** ] (or any part thereof) or its use in the Field; or (ii) Products and Know-How Products or (iii) the [ *** ] may infringe, violate or misappropriate the issued patent or trade secret rights of any third party; [ *** ];

        (s) GCOR has not materially breached any of the Elected Contracts and to the best of its Knowledge, the other party or parties to the Elected Contracts are not in material breach of those contracts. Prior to or as of the Effective Date , there is no existing or, to the best Knowledge of GCOR, threatened dispute between GCOR and the third parties who are a party to the Elected Contracts, nor has there been any action or suit filed by GCOR or a party to the Elected Contracts concerning a dispute thereunder and GCOR has neither sent nor received any notices relating to such a dispute over the last three years. Except for payments that may be due but not yet payable, no money is owing under any obligation which arose prior to the Effective Date or as a result of acts or omissions prior to the Effective Date in respect of any of the Elected Contracts;

        (t) Confidential Information. GCOR has taken all reasonable steps to maintain the confidentiality of the Study Data Packages, the HBV IND, the GCOR Product Rights, the Elected Biological Materials, the confidential information disclosed under or the confidential content of the Elected Contracts and the Licensed Know-How Rights. As of the Effective Date, except as disclosed in patent

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                filings or regulatory filings, GCOR has no Knowledge of any circumstances which would indicate that such information is no longer confidential and as far as the Elected Contracts or the confidentiality agreements or material transfer/evaluation agreements listed on Exhibit 2.2.1 are concerned, GCOR has no Knowledge that there has been a breach of the confidentiality obligations contained therein.

        For the purpose of this Article 6.1. "Knowledge" shall mean, with respect to GCOR, any fact or matter which any officer or employee of GCOR in the reasonably prudent discharge of his or her duties, knew or should have known.

6.2. By INNX. INNX represents and warrants to GCOR that:

        (a) Corporate Power. As of the Effective Date, INNX is duly organized and validly existing under the laws of Belgium and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof;

        (b) Due Authorization. As of the Effective Date, INNX is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. The person executing this Agreement on INNX's behalf has been duly authorized to do so by all requisite corporate action;

        (c) Binding Agreement. This Agreement is a legal and valid obligation binding upon INNX and enforceable in accordance with its terms. As of the Effective Date, the execution, delivery and performance of this Agreement by INNX does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

        (d) Validity. As of the Effective Date, INNX is aware of no action, suit or inquiry or investigation instituted by any federal or state governmental agency, which questions the validity of this Agreement;

        (e) Elected Contracts. INNX expressly assumes all rights and obligations under any Transferred Contract including any limitations with respect to use inside or outside the Field. In performing its obligations or exercising its rights under such Transferred Contracts INNX will not violate any terms or conditions thereof.

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        (f)     Transferred Patent Rights. Subject to the provisions of the
                Elected Contracts, INNX will use reasonable commercial efforts in prosecuting and maintaining the Transferred Patent Rights specified on Exhibit 1.46.

        (g) As of the Effective Date, INNX has the financial resources and the liquidity to pay the Upfront Payment

6.3. Disclaimer.  EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT AND IN ITS
                  VARIOUS EXHIBITS, NEITHER PARTY GUARANTEES THE SAFETY OR USEFULNESS OF ANY PRODUCT, KNOW-HOW PRODUCT OR TRANSFERRED BIOLOGICAL MATERIAL. EXCEPT WITH RESPECT TO THE [ *** ], THE TRANSFERRED GCOR BIOLOGICAL MATERIALS ARE [ *** ] FOR WHICH GCOR PROVIDES NO REPRESENTATION NOR WARRANTY [ *** ]. EXCEPT AS EXPRESSLY SET FORTH ABOVE, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE VII
                                 INDEMNIFICATION

7.1 By GCOR. GCOR shall defend, indemnify and hold INNX and its Affiliates and their respective officers, directors, employees, agents or representatives (the "INNX Indemnitees") harmless against any liability, damage, loss, cost or expense, including legal fees (collectively, "Liability"), incurred by any INNX Indemnitee arising out of our resulting from: (i) GCOR's material breach of a term of this Agreement, including any material breach of any representation or warranty of GCOR set forth in Section 6.1 of this Agreement; and (ii) any third party claims or suits made or brought against any INNX Indemnitee to the extent such Liability arises out of or is caused by GCOR's conveyance of the Transferred Rights to INNX; (iii) any third party claims or suits made or brought against any INNX Indemnitee to the extent such Liability arises out of or is caused by GCOR's or its Affiliates' acts or omissions, and/or acts or omissions by third parties for GCOR or its Affiliates, arising prior to the Effective Date in relation to its [ *** ] or its clinical development of [ *** ] prior to the Effective Date;
        (iv) any third party claims or suits made or brought against any INNX Indemnitee to the extent such Liability arises out of or is caused by GCOR's or its Affiliates' acts or omissions during the Transition Period.

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7.2     By INNX. INNX shall defend, indemnify and hold GCOR and its Affiliates and their respective officers, directors, employees, agents or representatives (the "GCOR Indemnitees") harmless against any Liability incurred by any GCOR Indemnitee arising out of or resulting from: (i) INNX's material breach of a term of this Agreement, including any material breach of a representation or warranty of INNX set forth in
        Section 6.2; and (ii) any third party claims or suits made or brought against any GCOR Indemnitee to the extent such Liability arises out of or is caused by INNX's or its Affiliates' or sublicensee's acts or omissions, and/or acts or omissions by third parties for INNX or its Affiliates, relating to the research, development, clinical development, manufacture, use, promotion, marketing or sale of Product or Know-How Product(s) or INNX's use or exploitation or further conveyance of the Transferred Rights.

7.3 Notice and Cooperation. If either Party hereunder receives notice of any claim or of the commencement of any action, administrative or legal proceeding, or investigation as to which the indemnity provided for in
        Section 7.1 or 7.2 hereof may apply:

        (a) the Party seeking indemnification shall notify the indemnifying Party of such fact within fourteen (14) days at the address noted in Section 13.8; provided that the failure to so notify shall not release an indemnifying Party of its obligation hereunder unless such failure shall be materially detrimental to the defense of any such action, proceeding or investigation; and

        (b) the Party seeking indemnification shall cooperate with and assist the indemnifying Party and its representatives in the investigation and defense of any claim and/or suit for which indemnification is provided at the indemnifying Party's cost.

7.4 Defense and Settlement. The indemnifying Party shall control the defense of any claim and/or suit for which indemnification is provided under this Article VII. This agreement of indemnity shall not be valid as to any settlement of a claim or suit or offer of settlement or compromise without the prior written approval of the indemnifying Party.

7.5 Insurance. Prior to initial human testing and also prior to first commercial sale of any Product and Know-How Product in any particular country, INNX will establish or procure to be established, and thereafter will maintain or procure to be maintained worldwide product liability and other appropriate insurance coverage (including clinical trial insurance), purchased from a reputable and financially secure insurance company, appropriate to the risks involved in the testing and marketing of Product(s) and Know-How Product(s). Further, INNX will maintain or procure to be maintained in each country, where required by local law, product liability

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        and other appropriate insurance coverage (including clinical trial insurance) appropriate to the risks involved in the human testing and marketing of Product and Know-How Product. The combination of the worldwide and required local coverage in each country, will be an amount not less than [ *** ] each claim and not less than [ *** ] annual aggregate limit. All such insurance maintained by INNX will be primary insurance coverage and any insurance held by GCOR shall be excess and non-contributory. GCOR shall be listed as an additional insured in such INNX insurance and shall be provided thirty (30) day advance notice of cancellation. Furthermore, INNX shall guarantee that it will purchase tail coverage to ensure continuation and uninterruption of coverage for all claims during a [ *** ] period after the end of the term of the applicable policy.

        Annually, upon the anniversary date of the Effective Date during the Term, INNX will present evidence to GCOR that the coverage detailed above is being maintained. If such product liability insurance is underwritten on a `claims made' basis, INNX agrees that any change in underwriters during the term of this Agreement will require the purchase of coverage which ensures that coverage will be continuous throughout the term of the Agreement.

                                  ARTICLE VIII
                                    DILIGENCE

8.1 Diligence. During the Term INNX and its Affiliates and sublicensees will use [ *** ] to develop and commercialize a Product for each Virus. As used herein [ *** ] means, unless the Parties agree otherwise, those [ *** ] consistent with the exercise of [ *** ], as applied to other products of [ *** ]. The Parties expressly agree as follows:

        (a) [ *** ] Diligence. If INNX or its Affiliate or sublicensee fails to Initiate an HBV Proof-of-Concept Trial for any one of a [ *** ] Product or Know-How Product by [ *** ], except for reasons set forth below in
        Section 8.1(c), then INNX will not have used commercially reasonable efforts and all Transferred Rights necessary for the exploitation in the HBV part of the Field shall be transferred to GCOR (without remuneration to INNX) by assignment or license as appropriate for exploitation and use in the [ *** ] part of the Field. The Parties will agree to discuss in good faith the transfer of any additional rights owned or controlled by INNX relating to the [ *** ] part of the Field and the terms thereof.

        (b) [ *** ] and [ *** ] Diligence. If INNX or its Affiliate or sublicensee fails to Initiate either an [ *** ] or [ *** ] Proof-of-Concept Trial for any one of a [ *** ] Product or Know-How Product by [ *** ], except for

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        reasons set forth in Section 8.1(c), then INNX will not have used commercially reasonable efforts and all Transferred Rights necessary for the exploitation in the [ *** ] and [ *** ] part of the Field shall be transferred to GCOR (without remuneration to INNX) by assignment or license as appropriate for exploitation and use in the [ *** ] and [ *** ] part of the Field. The Parties will agree to discuss in good faith the transfer of any additional rights owned or controlled by INNX relating to the [ *** ] and [ *** ] part of the Field and the terms thereof.

        (c) Reasons which justify a delay in the date provided to Initiate the [ *** ] Proof-of-Concept Trial pursuant to section 8.1(a) and/or to Initiate the [ *** ] or [ *** ] Proof-of-Concept Trial pursuant to section 8.1(b) include: (i) a clinical hold placed by a regulatory authority; (ii) materially adverse preclinical or clinical data (iii) actual delays caused by GCOR or caused by third parties, including for example injunctions or seizures for IP infringement; and (iv) force majeure.

        (d) In the event of a reason which justifies a delay in accordance with
        Section 8.1.(c), INNX will give Notice hereof to GCOR with sufficient detail so as for GCOR to be able to assess the reasons and the expected duration of the delay. Upon such a Notice by INNX, both Parties will discuss the matter with the aim, by mutual agreement, to extend the specified diligence period(s) with an appropriate period of time to place INNX, its Affiliates or sublicensees in the same situation as if the reason(s) for the delay had not occurred, subject to INNX's diligent efforts to resolve the cause of such delay. In the event the Parties cannot agree on the extension of the specified diligence period(s), they will appoint an independent expert to provide the Parties with a binding opinion as to such extension. If the Parties cannot agree on the identity of such independent expert within a period of two (2) months as from the date a Party requests the appointment of such expert, either Party may ask the competent court to appoint such expert.

8.2 Reports. Annually, until the date of first commercial sale of the first HBV, HCV and HPV Product(s) or respective Know-How Product(s), INNX will provide GCOR with a written report summarizing the status of development plans and time lines for the Products or Know-How Products not yet commercialized (the "Report"). Should GCOR wish to discuss a Report, INNX will arrange a telephone conference or other meeting mutually acceptable to the Parties in order to discuss the ongoing development of the Products and the information contained in the Reports. From time-to-time INNX may request (in writing) that GCOR extend the diligence dates set forth in Section 8.1 (a) or (b), based on the then current best information available to INNX regarding the clinical development and time lines for Product/ Know-How Product approval together with its detailed technical, clinical and business rationale to justify such extension. Upon such a request by INNX, GCOR will undertake to

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        discuss the matter with INNX and the Parties may, by mutual agreement, extend the specified diligence period(s).

                                   ARTICLE IX
                                 CONFIDENTIALITY

9.1     Confidentiality Obligation.

        During the Term or, in the case of early termination by INNX under 10.2.2., [ *** ] from the Effective Date GCOR shall not without the prior and unambiguous written authority of INNX disclose or use or publish any of the information contained in the Transferred Rights (the "INNX Confidential Information"). This restriction shall not apply to any INNX Confidential Information which GCOR can show to the reasonable satisfaction of INNX (i) was in the public domain at the Effective Date or (ii) which subsequently comes into the public domain with no violation of this Agreement or any other agreement to which GCOR is a party or (iii) INNX Confidential Information which is hereafter lawfully disclosed to GCOR by a third party, which third party did not acquire the INNX Confidential Information under a still effective obligation of confidentiality to INNX, its Affiliates or sub-licensees or which third party did not receive the INNX Confidential Information under the terms of any of the GCOR contracts listed on Exhibit 2.2.1(b). GCOR shall, promptly on the discovery of an unauthorized disclosure inform INNX and render such assistance in preventing further disclosure as INNX may reasonably request.

9.2 Authorized Disclosures. Confidential information of the disclosing Party may be disclosed only to persons within the organization of the receiving Party who are bound by confidentiality obligations at least as stringent as those herein. Notwithstanding any other provision of this Agreement, disclosure of confidential information shall not be precluded if such disclosure: (a) is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; or (b) is deemed necessary or prudent to disclose in order to comply with any law or regulation including regulatory requirements such as filing with the U.S. Securities and Exchange Commission or similar European Authority or the applicable listing exchange for either Party; provided, however, that the Recipient will make a reasonable effort to obtain a protective order or to seek confidential treatment, or to cooperate with the disclosing Party's efforts, as applicable, to obtain a protective order or to seek confidential treatment limiting the extent of such disclosure and requiring that the confidential information so disclosed be used only for the purposes for which such order was issued or as required by such law or regulation.

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9.3     Press Release. It is the Parties' intent that one or more press release will be issued by a Party relating to the terms or execution of this Agreement and/or that the Party's may also issue a joint press release relating thereto, provided, however, that, except as required by a Party to meet its obligation to make necessary disclosure under applicable securities laws and listing agency regulations, neither Party will issue a press release or make other public disclosures related to the execution of this Agreement or the terms contained therein without the prior written approval of the other (which approval may not be unreasonably withheld). The Parties agree that subject to approval of the final text by the other Party, the press release and any required disclosures may include the upfront payments and the total milestone payments payable under the Agreement. Any press release may include further detail regarding total milestone payments that may be due pre and post initiation of Phase III clinical trials. Once a Party has made a required or other permissible disclosure hereunder, either Party may, without the other Party's consent, disclose the terms that have already been publicly disclosed.

9.4 Scientific Publications. INNX acknowledges that GCOR has an interest in publishing the results of its research and development activities conducted prior to the Effective Date and relating to the Transferred Rights and GCOR acknowledges INNX's rights to maintain the confidentiality of the Transferred Rights. Accordingly, GCOR shall ensure that INNX receives a draft of the proposed publication, that includes the data proposed for publication, at least [ *** ] before submission of the proposed publication. On receipt of the proposed publication INNX shall review it and shall inform GCOR that either (i) it consents to the publication or (ii) the publication of all or parts thereof is, in INNX reasonable business judgment, prejudicial to INNX. In such event INNX can (i) withhold its consent with regard to the publication or parts thereof or (ii) require a delay in publication to seek intellectual property protection (a "Confidentiality Notice"). In the event that a delay in publication is requested then GCOR will ensure that the proposed publication is kept confidential for a period requested by INNX (not exceeding [ *** ]) to allow INNX to file for such intellectual property protection. If the Confidentiality Notice identifies any information which is confidential to INNX (including INNX Confidential Information as defined in Section 9.2) and requires its removal, then GCOR shall ensure that the information so identified is removed from the proposed publication before it is submitted for publication. In the event that INNX does not submit a Confidentiality Notice within [ *** ] of its receipt by INNX then GCOR shall be free to publish the proposed publication.

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                                    ARTICLE X
                              TERM AND TERMINATION

10.1 Term. This Agreement shall commence on the Effective Date and shall continue until the expiration of INNX's obligation to make royalty payments hereunder (the "Term").

10.2    Termination for Breach.

        10.2.1  In the event that within [ *** ] of: (i) the Effective Date; or
                (ii) the Effective Transfer of IND ; or (iii) the date of receipt of the import permit as described in Section 2.3.4(iii), as applicable; GCOR fails to deliver or transfer as applicable in the relevant sections of Article II, to INNX any of the individual Elected Contracts, any of the individual Elected Biological Materials, any of the individual Elected Patent Rights or any of the individual Study Data Packages or the HBV IND or Know-How Rights which has been designated by INNX as being a Tier 1 Transferred Right, then INNX has the discretionary right to terminate this Agreement by giving GCOR Notice thereof.

        10.2.2 Either Party may terminate this Agreement prior to the expiration of the Term upon or after the breach of any material provision of this Agreement (except with respect to matters referred to in Section 10.2.1 or 10.3.2 and except with respect to the matter referred to in Section 8.1(a) independently of
                Section 8.1(b) or Section 8.1(b) independently of Section 8.1(a) (but not in the case of INNX's failure to have used commercially reasonable efforts in relation to both Section 8.1(a) and 8.1(b)) by the other Party, provided, that such other breaching Party has not cured such breach within [ *** ] after written Notice thereof by the nonbreaching Party. It is understood however, that in the event a Party sends a Notice of breach to the other Party and such other Party disputes the existence of a breach (e.g. disputes the fact that a product qualifies as a Product on which past royalties or Milestone Payments are due), the [ *** ] cure period will only start after resolution by the competent court of the question whether or not there is a breach.

10.3    Remedies Other than Termination.

        10.3.1  In the event that within [ *** ] of: (i) the Effective Date; or
                (ii) the Effective Transfer of IND; or (iii) the date of receipt of the import permit as described in Section 2.3.4(iii), as applicable; GCOR fails to deliver or transfer to INNX in accordance with Article II any of the Elected Rights which have not yet been delivered or transferred, then INNX shall be entitled to obtain appropriate remedies (other than termination) therefor, including but not limited to recovery of all reasonable and documented costs or expenses which it has incurred and which have directly resulted from the delay in such transfer, by giving GCOR Notice thereof.

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        10.3.2  Without prejudice to the provisions of Section 10.3.1, in the event that GCOR fails to deliver or transfer to INNX in accordance with Article II any of the Elected Rights after the period of [ *** ] following: (i) the Effective Date; or (ii) the Effective Transfer of IND; or (iii) the date of receipt of the import permit as described in Section 2.3.4(iii), as applicable; GCOR will pay INNX an indemnity of [ *** ] until all the Elected Rights have been duly transferred to INNX in accordance with the provisions of Article II. In the eventuality that GCOR is unable to assign and transfer one or more of the Elected Rights to INNX, GCOR can provide INNX Notice thereof and as of the day of receipt of the Notice, no further daily indemnity will be due for that part of the Elected Rights for which Notice was provided. The Parties agree to discuss and negotiate a fair compensation for the damages suffered by INNX due to the nonassignment or non-delivery and the value of the non-assigned or nondelivered applicable Elected Right. If the Parties fail to reach an agreement on such compensation within [ *** ], INNX can initiate proceedings in accordance with Section 13.10. The payment of the indemnity does not impact on INNX right to obtain fair compensation for the value, damages, costs and expenses it incurs due to the transfer of any Transferred Right which is not done in compliance with the provisions of Article II of this Agreement.

10.4    Effect of Termination.

        10.4.1 Termination of this Agreement shall not release the Parties from any obligation that shall have accrued prior to termination.

        10.4.2 In the event GCOR terminates this Agreement under section 10.2.2 all the Transferred Rights obtained under this Agreement and remaining at the date of termination shall, as permissible and subject to applicable third party consents and eventual sub-licenses granted, be re-assigned, transferred or otherwise conveyed to GCOR. INNX will not intentionally terminate any remaining Transferred Rights in view of such termination.

        10.4.3  In the event INNX terminates the Agreement under section 10.2.1:

        (a) the Upfront Payment paid to GCOR will be refunded to INNX within [ *** ] of the day of Notice of termination from INNX to GCOR;

        (b) INNX will re-assign, transfer or otherwise convey to GCOR all of INNX's right, title and interest in and to the Transferred Rights and promptly return all Transferred Rights and materials to GCOR and no later than ninety (90) days from the date of Notice of Termination;

        (c) GCOR will indemnify INNX for all Liabilities in the event the re-assignment is not legally or contractually possible and GCOR will in such event

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                perform at its own cost but in the name and on behalf of INNX all obligations under such Transferred Rights that could not be re-assigned to GCOR and remain solely liable for such performance.

        (d) As from the day of the Notice of termination, INNX will be released from any obligation vis-a-vis GCOR or any third party resulting from this Agreement. In addition GCOR will reimburse to INNX [ *** ] made by INNX pursuant to this Agreement, herein included but not limited to the payments made under sections
                2.2.6 and 2.2.7, but expressly excluding [ *** ] until the earliest possible termination date under the [ *** ], as amended, with the maximum cost of [ *** ] for that period, as well as all costs/expenses which INNX has incurred in relation thereto.

        (e) INNX will be entitled to all documented costs, expenses and damages (and interest thereon) which INNX has incurred from the Effective Date in connection with the transactions contemplated by this Agreement and/or which have resulted from the delay in the contemplated transfer, including but not limited to all out of pocket expenses incurred by INNX such as patent prosecution expenses and reimbursement of expenses incurred in buying materials from third parties.

        (f) INNX shall be listed as an additional insured in GCOR's liability insurance (including clinical trial insurance) for all activities of INNX under the HBV clinical trial.

10.4.4 In the event INNX terminates the Agreement under section 10.2.2, then INNX will retain all rights under the Transferred Rights and is released from all future payment obligations to GCOR under the Agreement, without prejudice to INNX's right to obtain any other remedies at law or equity for GCOR's breach.

10.5 For the avoidance of doubt in the event of bankruptcy or insolvency of GCOR, notwithstanding the bankruptcy of GCOR, or the impairment of performance by GCOR of its obligations under this Agreement as a result of bankruptcy or insolvency of GCOR, INNX shall be entitled to retain any and all licenses granted herein.

10.6 Surviving Provisions. Expiration or termination of this Agreement shall not relieve the parties of any obligations accruing prior to such expiration or termination. The provisions of Sections 4.1, 4.5, 6.3, 9.1, 9.2, 9.3 10.3, 10.4, 10.6, 13.6, 13.8, 13.10, 13.11, 13.13 and
        Articles VII shall survive termination or expiration of this Agreement.

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                                   ARTICLE XI
                                TRANSITION PERIOD

11.1 In order to avoid any significant delays in the continued development of the Product and Know-How Products, the Parties anticipate a transition period of approximately [ *** ] during which time GCOR will provide, upon request of INNX, [ *** ] for or on behalf of INNX. Specifically during the Transition Period GCOR will make its personnel available through email or phone inquiries to answer questions regarding the Transferred Rights and clarify any matters related thereto. Furthermore, upon written request from INNX, GCOR will make a [ *** ] available to consult with INNX [ *** ] for up to [ *** ] at GCOR's cost in order to answer any questions regarding the transfer of Transferred Biological Materials, Transferred Know-How or other Transferred Rights. If INNX requires further consultation over and above the [ *** ], INNX will reimburse GCOR at [ *** ] plus out of pocket expenses associated with such consultation. Such technical representative shall be of sufficient qualification and authority to answer or obtain the answer to any of the questions INNX may reasonably ask.

        If during the Transition Period INNX requests GCOR to conduct any specific services relating to INNX's research or development of a Product or Know-How Product, the Parties will enter good faith negotiations on the terms and conditions under which GCOR will provide such requested services and will upon agreement execute a definitive service agreement reflecting same.

11.2 Non-Assignable Service Contracts. To the extent INNX elects to have GCOR continue to contract directly with a party for services provided by such party under the Non-Assignable Service Contracts, i.e. the Service Contracts with [ *** ], the Parties agree as follows:

        (a) GCOR will perform all obligations, including making any payments due under such Non-Assignable Service Contracts, to the benefit of, and as instructed in writing by, INNX;

        (b)     GCOR shall keep INNX informed of the services so provided:

        (c) Upon receipt of a corresponding invoice from GCOR, INNX will reimburse GCOR for any expenses paid by it to said third parties pursuant to the Non-Assignable Service Contracts; and

        (d) INNX will, prior to the expiration date of the Transition Period, terminate any further services to be provided by such parties through GCOR and either establish its own independent service agreements directly with such parties as it deems appropriate, or obtain such services elsewhere, solely at its discretion.

11.3    Assignable IND Related Service Contracts

        For the Service Contracts with respectively [ *** ] (the Assignable IND Related Service Contracts) , and for the period between the Effective Date and the date

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        the Parties have agreed the IND is effectively transferred, the Parties agree as follows:

        (a) GCOR will perform all obligations, including making any payments due under such Assignable IND Related Service Contracts, to the benefit of, and as instructed in writing by, INNX; and

        (b)     GCOR shall keep INNX informed of the services so provided; and

        (c) Upon receipt of a corresponding invoice from GCOR, INNX will reimburse GCOR for any expenses paid by it to said third parties pursuant to such Assignable IND Related Service Contracts corresponding with the services provided to INNX.

                                   ARTICLE XII
                           ONGOING OBLIGATIONS OF GCOR

12.1 During the Term, GCOR will inform INNX of any breach of any of the Transferred Contracts and the agreements relating to confidential disclosures and/or material transfers with third parties concerning the Technology, Products/Know-How Product and/or the Field. In the event of such a breach of an agreement relating to confidential disclosures and/or material transfers with third parties, GCOR, after prior consultation with INNX, undertakes to enforce its rights thereunder against the breaching third party.

12.2 During the Term, to the extent INNX reasonably requests in view of litigation and patent office proceedings, GCOR will provide INNX access to and use of the original lab notebooks relevant to the Transferred Intellectual Property Rights. Appropriate action will be taken to ensure the confidentiality of those portions of the lab notebooks which do not relate to the Transferred Intellectual Property Rights.

                                  ARTICLE XIII
                                  MISCELLANEOUS

13.1 Force Majeure. Each of the Parties hereto shall be excused from the performance of its obligations hereunder (except payment obligations) and shall not be liable for damages to the other in the event that such performance is prevented by circumstances beyond its effective control. Such excuse from performance shall continue for as long as the condition responsible for such excuse continues and for a period of 30 days thereafter, provided that if such excuse continues for a period of 180 days, the Party whose performance is not being prevented shall be entitled to terminate this Agreement. For the purpose of this Agreement circumstances beyond the effective control of the Party which excuse said Party from performance shall include, without limitation, acts of God, regulations or laws of any government, injunctions or judgment of any court, war, civil commotion, destruction of facility or materials by fire, earthquake, storm or other casualty, plague of epic proportions, famine,

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        labor disturbances and failure of public utilities or common carrier.
        For the avoidance of doubt, beyond effective control shall not include the objection/refusal of any third party to permit GCOR to assign, transfer, sublicense any or part of the individual Elected Contracts, the Elected Biological Materials, the Product Rights, the Elected Patent Rights, the Know-How Rights, the Trademarks Rights or Copyrights or the Study Data Packages to INNX all as provided for hereunder.

13.2 Independent Contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employment or joint venture relationship between the Parties. All activities by the Parties hereunder shall be performed by the Parties as independent parties. Neither Party shall incur any debts or make any commitment for or on behalf of the other Party except to the extent, if at all, specifically provided herein or subsequently agreed upon.

13.3 Assignment. This Agreement, or parts thereof shall only be assignable by either Party after prior written notification to the other Party, except that either Party may assign this Agreement without prior notification to the other Party, to a successor to all or substantially all the business assets of such Party whether by merger, sale of stock, sale or transfer of assets or other transaction. This Agreement shall be binding upon and inure to the benefit of the Parties' successors, legal representatives and assigns.

13.4 Amendments of Agreement. This Agreement may be amended or modified or one or more provisions hereof waived only by a written instrument signed by both Parties.

13.5 Severability. In the event that any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement and the Parties to be invalid, illegal or unenforceable, such provisions shall be deleted in such jurisdiction; elsewhere this Agreement shall not be affected.

13.6    Interpretation

13.6.1 Article Headings. The section headings contained in this Agreement are for convenience only and are to be of no force or effect in construing and interpreting this Agreement.

13.6.2 Including the words "include", "included" and "including" and the expression "for example" or "e.g." are to be construed without limitation to the generality of the preceding words.

13.7 Further Assurance. GCOR hereby covenants with INNX that it will at the expense of GCOR provide such reasonable assistance as INNX may request including to

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        execute or sign all such instruments, applications, documents and do all things as may reasonably be required by INNX to vest in INNX the property and rights hereby assigned, transferred or conveyed and to apply for any patents or other forms of protection in respect of any of the Transferred Rights, throughout the world and fully and effectively to vest the same in INNX.

13.8 Notices. Any notice, report, request, approval, payment, consent or other communication required or permitted to be given under this Agreement (collectively, a "Notice") shall be in writing and shall for all purposes be deemed to be fully given and received, if delivered in person or sent by registered mail, postage prepaid or by facsimile transmission to the respective Parties at the following addresses:

                  If to INNX:  INNOGENETICS, N.V.
                               Technologiepark 6, B-9052
                               Ghent, Belgium
                               Attention: CEO
                               Fax No.:+ 32 9 245 76 26

                               With a copy to:
                               INNOGENETICS, N.V.
                               Technologiepark 6, B-9052
                               Ghent, Belgium
                               Attention: Legal Department
                               Fax No.: +32 9 329 19 09

                  If to GCOR:  GENENCOR INTERNATIONAL, INC.
                               925 Page Mill Road Palo
                               Alto, CA 94304
                               Attention: General Counsel
                               Fax No.: 650-845-6504

                               With a copy to:
                               GENENCOR INTERNATIONAL, INC.
                               925 Page Mill Road Palo
                               Alto, CA 94304
                               Attention: Director of Business
                               Development, Health Care
                               Fax No.: 650-621-8007

        Either party may change its address for the purpose of this Agreement by giving the other Party written Notice of its new address.

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13.9    Non-Waiver For Failure To Enforce Compliance. The express or implied waiver by either Party of a breach of any provision of this Agreement shall not constitute a continuing waiver of other breaches of the same or other provisions of this Agreement.

13.10 Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York without regard to conflict of law provisions.

13.11 Jurisdiction. All disputes arising in connection with this Agreement, which cannot be amicably settled between the Parties, shall be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York.

13.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original but all of which, taken together, shall constitute one and the same instrument.

13.13 All Exhibits to this Agreement are incorporated herein by reference and made an integral part hereof.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective representatives hereto duly authorized

GENENCOR INTERNATIONAL, INC

By:/s/ Mark Goldsmith
   ------------------
Name: Mark Goldsmith
Title: Senior Vice-President


INNOGENTICS NV

By:/s/Ph. Archinard
   ----------------
Name: Ph. Archinard
Title: CEO & Managing Director


By:
   ----------------------
Name: Dr. G. De Groote
Title: Director, Vice-Chairman